As filed with the Securities and Exchange Commission on January 23, 2013

Securities Act File No. [  ]

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549.

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     ☒

Pre-Effective Amendment No.     ☐

Post-Effective Amendment No.      ☐

SENTINEL GROUP FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

National Life Drive

Montpelier, Vermont 05604

(Address of Principal Executive Offices) (Zip Code)

(802) 229-7410

(Registrant’s Telephone Number, including Area Code)

Lisa Muller, Esq.	Copy to:
c/o Sentinel Asset Management, Inc.	John A. MacKinnon, Esq.
National Life Drive	Sidley Austin LLP
Montpelier, Vermont 05604	787 Seventh Avenue
(Name and Address of Agent for Service)	New York, New York 10019

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

It is proposed that this filing shall become effective on February 22, 2013, pursuant to Rule 488 under the Securities Act of 1933.

No filing fee is due because the Registrant has previously registered an indefinite number of shares under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940.

Title of Securities Being Registered: Class A, Class C and Class I shares of Common Stock, par value $.01 per share, of Sentinel Mid Cap Fund, a series of Sentinel Group Funds.

SENTINEL MID CAP II FUND

A SERIES OF SENTINEL GROUP FUNDS, INC.

One National Life Drive

Montpelier, VT 05604

February 22, 2013

Dear Shareholder:

We wish to provide you with some important information concerning your investment.  The Board of Directors (the “Board”) of Sentinel Group Funds, Inc. (the “Corporation”), after careful consideration, has approved the reorganization (the “Reorganization”) of the Sentinel Mid Cap II Fund (the “Mid Cap II Fund”), a series of the Corporation, into the Sentinel Mid Cap Fund (the “Mid Cap Fund”), also a series of the Corporation.  The Mid Cap II Fund and the Mid Cap Fund are sometimes each referred to separately as a “Fund”, and together as the “Funds”.  The series surviving the Reorganization, the Mid Cap Fund, will be referred to herein as the “Combined Fund”.  The Reorganization does not require your approval, and you are not being asked to vote.  The attached Combined Prospectus/Information Statement contains information about the Mid Cap Fund and provides details about the terms and conditions of the Reorganization.  You should review the Combined Prospectus/Information Statement carefully and retain it for future reference.

The Mid Cap II and Mid Cap Funds have substantially similar investment objectives and investment strategies. Currently, the Funds are managed by the same portfolio managers and their investment portfolios are substantially similar.  We anticipate that the Reorganization will result in benefits to the shareholders of the Mid Cap II Fund as discussed more fully in the Combined Prospectus/Information Statement.  As a general matter, we believe that after the Reorganization, the Combined Fund will provide you with a similar investment objective to seek capital appreciation, with generally lower gross expenses and portfolio management efficiencies.

The Board has concluded that the Reorganization is in the best interests of each of the Funds and their respective shareholders.  In approving the Reorganization, the Board considered, among other things, the similarities between the Funds’ investment objectives and strategies, the expected lower expense ratios for each share class of the Combined Fund, the lower management fee of the Combined Fund as compared to the Mid Cap II Fund, the terms and conditions of the Agreement and Plan of Reorganization (the “Plan of Reorganization”) and the tax-free nature of the Reorganization.

In the Reorganization, you will receive common stock of the Mid Cap Fund of the same class, and with the same aggregate net asset value (“NAV”), as the shares of common stock of the Mid Cap II Fund shares that you currently hold, and your Mid Cap II Fund shares will be redeemed.  Your Mid Cap Fund shares will be subject to identical sales charges and distribution fees.

Following the Reorganization, the Mid Cap II Fund will cease operations as a separate series of the Corporation.  Shareholders of the Mid Cap II Fund will not be assessed any sales charges, redemption fees or any other shareholder fee in connection with the Reorganization.  In addition, we do not expect the Reorganization to cause the Mid Cap II Fund shareholders to recognize any federally taxable gains or losses.  However, the Mid Cap II Fund may declare a dividend and/or capital gains distribution just prior to the Reorganization, which may result in taxable income to the Mid Cap II Fund’s shareholders.

NO ACTION ON YOUR PART IS REQUIRED TO EFFECT THE REORGANIZATION.

You will automatically receive shares of the Mid Cap Fund in exchange for your shares of the Mid Cap II Fund.  If you have questions, please contact us at (800) 282-3863.

As always, we appreciate your support.

Sincerely,

Christian W. Thwaites

President and Chief Executive Officer

QUESTIONS AND ANSWERS

We recommend that you read the complete Combined Prospectus/Information Statement.  The following Questions and Answers provide an overview of the key features of the Reorganization and of the information contained in this Combined Prospectus/Information Statement.

Q.           What is this document and why did we send it to you?

A.            This is a Combined Prospectus/Information Statement that provides you with information about a plan of reorganization between Sentinel Group Funds, Inc. ( the “Corporation”), on behalf of the Sentinel Mid Cap II Fund (the “Mid Cap II Fund”) and the Corporation, on behalf of the Sentinel Mid Cap Fund (the “Mid Cap Fund”).  The Mid Cap II Fund and the Mid Cap Fund are sometimes each referred to separately as a “Fund”, and together as the “Funds”.  The Funds pursue substantially similar investment objectives and investment strategies.  When the reorganization (the “Reorganization”) is completed, an account at the Mid Cap Fund will be set up in your name, you will become a shareholder of the Mid Cap Fund, and the Mid Cap II Fund will be terminated as a series of the Corporation.  Please refer to the Combined Prospectus/Information Statement for a detailed explanation of the Reorganization, and a more complete description of the Mid Cap Fund.

You are receiving this Combined Prospectus/Information Statement because you owned shares of the Mid Cap II Fund as of February 11, 2013.  The Reorganization does not require approval by shareholders of either the Mid Cap or Mid Cap II Funds, and you are not being asked to vote.

Q.           Has the Board of Directors approved the Reorganization?

A.            Yes, the Board of Directors of the Corporation (the “Board”) has approved the Reorganization.  After careful consideration, the Board, including all of the Directors who are not “interested persons” of the Corporation (as defined in the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Directors”), determined that the Reorganization is in the best interests of the Mid Cap and Mid Cap II Funds’ shareholders and that neither Fund’s existing shareholders will be diluted as a result of the Reorganization.   It is expected that the Mid Cap II Fund will benefit from the possible operating efficiencies and economies of scale that may result from combining the assets of the Mid Cap II Fund with the assets of the Mid Cap Fund.

Q.           Why is the Reorganization occurring?

A.            The Board has determined that Mid Cap II Fund shareholders may benefit from an investment in the Combined Fund in the following ways:

(i)	Shareholders of the Mid Cap II Fund will remain invested in an open-end fund that has greater net assets;

(ii)	The Combined Fund’s management fee is lower than that of the Mid Cap II Fund;
(iii)

The larger net asset size of the Combined Fund exceeds certain minimum fund asset thresholds established by financial intermediaries, which is anticipated to result in greater sales opportunities and potentially greater AUM; and

(iv)

The larger net asset size of the Combined Fund is expected to result in operating efficiencies (e.g., certain fixed costs, such as printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across a larger asset base, thereby potentially lowering the total expense ratio borne by shareholders of the Combined Fund).

Q.           How will the Reorganization affect me as a shareholder?

A.            Upon the closing of the Reorganization, you will become a shareholder of the Mid Cap Fund.  With the Reorganization, all of the assets and certain stated liabilities of the Mid Cap II Fund will be combined with those of the Mid Cap Fund.  You will receive shares of the Mid Cap Fund of the same class as the shares you own of the Mid Cap II Fund.  If you own Class A shares of the Mid Cap II Fund, an account will be created for you that will be credited with Class A shares of the Mid Cap Fund with an aggregate net asset value equal to the aggregate net asset value of your Mid Cap II Fund Class A shares at the time of the Reorganization.  If you own Class C shares of the Mid Cap II Fund, an account will be created for you that will be credited with Class C shares of the Mid Cap Fund with an aggregate net asset value equal to the aggregate net asset value of your Mid Cap II Fund Class C shares at the time of the Reorganization.  If you own Class I shares of the Mid Cap II Fund, an account will be created for you that will be credited with Class I shares of the Mid Cap Fund with an aggregate net asset value equal to the aggregate net asset value of your Mid Cap II Fund Class I shares at the time of the Reorganization.

The number of shares you receive will depend on the relative net asset value of the shares of the two Funds immediately prior to the Reorganization.  Thus, although the aggregate net asset value in your account will be the same, you may receive a greater or lesser number of shares than you currently hold in the Mid Cap II Fund.  No physical share certificates will be issued to you.  As a result of the Reorganization, a Mid Cap Fund II shareholder will hold a smaller percentage of ownership in the Combined Fund than such shareholder held in the Mid Cap II Fund prior to the Reorganization.

Q.           Why is no shareholder action necessary?

A.            Neither a vote of the shareholders of the Mid Cap II Fund nor a vote of the shareholders of the Mid Cap Fund is required to approve the Reorganization under Maryland general corporation law or under the Corporation’s charter.

Under Rule 17a-8 of the 1940 Act, a vote of shareholders of the Mid Cap II Fund is not required if as a result of the Reorganization: (i) there is no policy of the Mid Cap II Fund that under Section 13 of the 1940 Act could not be changed without a vote of a majority of its outstanding voting securities that is materially different from a policy of Mid Cap Fund; (ii) the Mid Cap Fund’s advisory contract is not materially different from that of the Mid Cap II

Fund; (iii) the Independent Directors overseeing the Mid Cap II Fund who were elected by its shareholders will comprise a majority of the Board overseeing the Mid Cap Fund; and (iv) after the Reorganization, the Mid Cap Fund will not pay fees under a 12b-1 plan that are greater than fees paid by the Mid Cap II Fund under such a plan.

Q.           When will the Reorganization occur?

A.            The Reorganization is expected to take effect on or about March 28, 2013, or as soon as possible thereafter.

Q.           Who will pay for the Reorganization?

A.            The costs of the Reorganization will be shared among Sentinel Asset Management, Inc. (“Sentinel”) and the Funds.  Sentinel will pay for the legal costs associated with the Reorganization (including the costs of the legal opinions to be received pursuant to the Plan of Reorganization), and the Funds will pay the costs related to the printing and mailing of this Combined Prospectus/Information Statement and accompanying information, and for operational and system programming costs related to the Reorganization.  The total costs to be paid by the Funds are currently estimated to be approximately $75,000.  The Mid Cap II Fund is expected to pay one-half of this amount, or approximately $37,500.

Q.           Will the Reorganization result in any federal tax liability to me?

A.            The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization.  However, the Mid Cap II Fund will declare a dividend of its taxable income and net capital gain, if any, just prior to the Reorganization, which may result in taxable income to that Fund’s shareholders.

Q.           Can I exchange or redeem my Mid Cap II Fund shares before the Reorganization takes place?

A.            Yes.  You may exchange your Mid Cap II Fund shares for appropriate shares of another Sentinel Fund, or redeem your shares, at any time before the Reorganization takes place, as set forth in the Mid Cap II Fund’s prospectus.  If you choose to do so, your request will be treated as a normal exchange or redemption of shares and may be a taxable transaction.  In addition, you will be charged any applicable contingent deferred sales charge, redemption fees and/or excessive trading fees on your exchange or redemption.

Q.           What will happen to my active Automatic Investment Plan or Systematic Withdrawal Plan?

A.            All account options, including Automatic Investment Plans, Systematic Withdrawal Plans and Bank Instructions, will automatically be copied to your new account.

v

Q.           Will I have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A.            No.  You will not pay any sales load, commission or other similar fee in connection with the Reorganization.

Q.           Are there differences in front-end sales loads or contingent deferred sales charges?

A.            No.  The front-end sales loads and contingent deferred sales charges applicable to a specific share class of the Mid Cap II Fund are identical to the corresponding share class of the Mid Cap Fund.

Q.           Will I be able to count the holding period of my Mid Cap II Fund Class A or Class C shares toward any contingent deferred sales charge on the Class A or Class C shares of the Mid Cap Fund I receive in the Reorganization ?

A.            Yes.  The Class A and Class C shares of the Mid Cap Fund you receive in the Reorganization will retain both the holding period and the contingent deferred sales charge schedule of the corresponding Class A or Class C shares of the Mid Cap II Fund you held immediately prior to the Reorganization.

Q.           Whom do I contact for further information?

A.            You can contact your financial adviser for further information.  You may also contact the Funds at (800) 282-3863.  You may also visit our website at www.sentinelinvestments.com where you can send us an email message by selecting “Contact Sentinel.”

Important additional information about the Reorganization is set forth in the accompanying Combined Prospectus/Information Statement.  Please read it carefully.

INFORMATION STATEMENT FOR

SENTINEL MID CAP II FUND, A SERIES OF SENTINEL GROUP FUNDS, INC.

ONE NATIONAL LIFE DRIVE

MONTPELIER, VT 05604

PROSPECTUS FOR

SENTINEL MID CAP FUND, A SERIES OF SENTINEL GROUP FUNDS, INC.

ONE NATIONAL LIFE DRIVE

MONTPELIER, VT 05604

DATED FEBRUARY 22, 2013

RELATING TO THE REORGANIZATION OF

SENTINEL MID CAP II FUND

WITH AND INTO

SENTINEL MID CAP FUND

EACH A SERIES OF SENTINEL GROUP FUNDS, INC.

This Combined Prospectus/Information Statement is furnished to you as a shareholder of the Sentinel Mid Cap II Fund (the “Mid Cap II Fund”), a series of Sentinel Group Funds, Inc., a Maryland corporation (the “Corporation”).  As provided in the Agreement and Plan of Reorganization (the “Plan of Reorganization”), the Mid Cap II Fund will be reorganized into the Sentinel Mid Cap Fund (the “Mid Cap Fund”), also a series of the Corporation (the “Reorganization”).  The Mid Cap II Fund and the Mid Cap Fund are each referred to herein as a “Fund”, and together, the “Funds”.  The portfolio surviving the Reorganization, the Mid Cap Fund, will be referred to herein as the “Combined Fund”.

The Board of Directors of the Corporation (the “Board”), on behalf of each Fund, has approved the Reorganization and has determined that the Reorganization is in the best interests of the Funds and their respective shareholders.  The Mid Cap Fund pursues an investment objective substantially similar to that of the Mid Cap II Fund, and the investment strategies of the Funds are substantially similar.  For more information on each Fund’s investment strategies, see “Summary—Investment Objectives and Principal Investment Strategies” below.

At the closing of the Reorganization, the Mid Cap Fund will acquire substantially all of the assets and certain stated liabilities of the Mid Cap II Fund in exchange for Class A, Class C and Class I shares of the Mid Cap Fund.  Immediately after receiving the Mid Cap Fund shares, the Mid Cap II Fund will distribute these shares to its shareholders in the liquidation of the Mid

i

Cap II Fund.  Mid Cap II Fund shareholders will receive the same class of shares of the Mid Cap Fund with an aggregate net asset value equal to the aggregate net asset value of the Mid Cap II Fund shares they held immediately prior to the Reorganization.  After distributing these shares, the Mid Cap II Fund will be terminated as a series of the Corporation.  As a result of the Reorganization a shareholder of the Mid Cap II Fund will represent a smaller percentage of ownership in the Combined Fund than such shareholder’s percentage of ownership in the Mid Cap II Fund prior to the Reorganization.

This Combined Prospectus/Information Statement sets forth concisely the information you should know about the Reorganization of the Mid Cap II Fund and constitutes an offering of the shares of the Mid Cap Fund issued in the Reorganization.  Please read it carefully and retain it for future reference.

A Statement of Additional Information dated February 22, 2013 (the “Reorganization SAI”), relating to this Combined Prospectus/Information Statement and the Reorganization has been filed with the Securities and Exchange Commission (the “SEC”), and is incorporated by reference into (legally considered to be part of) this Combined Prospectus/Information Statement.  A copy of the Reorganization SAI is available upon request and without charge by contacting Sentinel Administrative Services, Inc. (“SASI”) toll free at (800) 282-3863.

In addition, the following documents each have been filed with the Securities and Exchange Commission (the “SEC”), and are incorporated herein by reference:

•                  the Prospectus related to the Mid Cap II Fund, dated March 29, 2012, as supplemented June 30, 2012, as further supplemented;

•                  the Statement of Additional Information related to the Mid Cap II Fund, dated March 29, 2012, as supplemented June 30, 2012;

•                  the Statement of Additional Information related to the Mid Cap Fund, dated March 29, 2012, as supplemented June 30, 2012; and

•                  the Annual Report to shareholders of Sentinel Group Funds, Inc. relating to the Mid Cap II Fund for the fiscal year ended November 30, 2012, which has previously been sent to shareholders of the Mid Cap II Fund.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials, with the SEC.

The Reorganization SAI, as well as the Funds’ Prospectuses, Statements of Additional Information and their annual and semi-annual reports, are available upon request and without charge by writing to the Sentinel Funds at One National Life Drive, Montpelier, VT 05604 or by calling toll-free at (800) 282-3863.  They are also available, free of charge, at the Funds’ website at www.sentinelinvestments.com.  Information about the Funds can also be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549-0102.  Call 1-202-551-8090 for information on the operation of the public reference room. This information is also accessible via the Edgar database on the SEC’s internet site at www.sec.gov and copies

ii

may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

THIS COMBINED PROSPECTUS/INFORMATION STATEMENT IS EXPECTED TO BE SENT TO SHAREHOLDERS ON OR ABOUT FEBRUARY 28, 2013.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION NOT CONTAINED IN THIS COMBINED PROSPECTUS/INFORMATION STATEMENT AND, IF SO GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS COMBINED PROSPECTUS/INFORMATION STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

NEITHER THE SEC NOR ANY STATE REGULATOR HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROSPECTUS/INFORMATION STATEMENT.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

iii

TABLE OF CONTENTS

SUMMARY	1

Investment Objectives and Principal Investment Strategies	3
Fees and Expenses	4
Portfolio Turnover	8
Tax Information	8
Payments to Broker-Dealers and Other Financial Intermediaries	8
Federal Tax Consequences	8
Purchase, Exchange, Redemption, Transfer and Valuation of Shares	8
Principal Investment Risks	9

COMPARISON OF THE MID CAP II AND MID CAP FUNDS	9

Investment Objectives and Principal Investment Strategies	9
Comparison of Investment Strategies	10
Fundamental Investment Policies	10
Risks of the Funds	11
Performance History	12
Management of the Funds	16
Portfolio Managers	17
Other Service Providers	17
Distribution and Shareholder Servicing Arrangements	18
Purchase, Exchange, Redemption, Transfer and Valuation of Shares	18
Distributions	24

FINANCIAL HIGHLIGHTS	25

INFORMATION RELATING TO THE REORGANIZATION	25

Description of the Reorganization	25
Reasons for the Reorganization	26
Federal Income Taxes	28
Expenses of the Reorganization	28
Continuation of Shareholder Accounts and Plans; Share Certificates	29
Legal Matters	29

OTHER INFORMATION	29

Additional Information about the Mid Cap Fund	29
Investment Strategies of the Mid Cap Fund	29
Share Classes	30
Capitalization	36
Shareholder Information	36
Shareholder Rights and Obligations	37
Dividends, Capital Gains and Taxes	38
Shareholder Proposals	39

EXHIBIT A: COMPARISON OF PRINCIPAL INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES	A-1

EXHIBIT B: FUNDAMENTAL INVESTMENT POLICIES	B-1

EXHIBIT C: AGREEMENT AND PLAN OF REORGANIZATION	C-1

APPENDIX A: FINANCIAL HIGHLIGHTS	APPENDIX A-1

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Information Statement and is qualified in its entirety by references to the more complete information contained herein.  Shareholders should read the entire Combined Prospectus/Information Statement carefully.

The Corporation, organized under the laws of the state of Maryland, is an open-end management investment company registered with the SEC.  The Mid Cap II Fund and Mid Cap Fund are each organized as separate series of the Corporation.  The investment objective of the Mid Cap II Fund is to seek long-term capital appreciation.  The investment objective of the Mid Cap Fund is to seek growth of capital.

Sentinel Asset Management, Inc. (“Sentinel”) is the investment adviser for the Mid Cap and Mid Cap II Funds and will serve as the investment adviser for the Combined Fund.  Carole Hersam, Christian Thwaites, Daniel J. Manion and Hilary Roper are the portfolio managers of each of the Funds, and they are expected to continue to be the portfolio managers of the Combined Fund following the Reorganization.

Shares of the Funds may be purchased through their distributor, Sentinel Financial Services Company (“SFSC”), an affiliate of Sentinel, and through numerous financial intermediaries.

The Reorganization.

The Proposed Reorganization.  The Board, including the Directors who are not “interested persons” of the Corporation (as defined in the 1940 Act) (the “Independent Directors”), on behalf of each of the Mid Cap II Fund and the Mid Cap Fund, has approved the Agreement and Plan of Reorganization (the “Plan of Reorganization”).  The Plan of Reorganization provides for:

•                              the transfer of substantially all of the assets and certain stated liabilities of the Mid Cap II Fund to the Mid Cap Fund in exchange for shares of the Mid Cap Fund;

•                              the distribution of such shares to the Mid Cap II Fund’s shareholders; and

•                              the termination of the Mid Cap II Fund as a separate series of the Corporation.

If the proposed Reorganization is completed, the Mid Cap Fund will acquire substantially all of the assets and certain stated liabilities of the Mid Cap II Fund, and shareholders of the Mid Cap II Fund will receive shares of the Mid Cap Fund of the same class as they hold in the Mid Cap II Fund, Class A, Class C or Class I, in each case with an aggregate net asset value equal to the aggregate net asset value of the Mid Cap II Fund shares that shareholders own immediately prior to the Reorganization.

Background and Reasons for the Proposed Reorganization.  The Reorganization has been proposed because Sentinel believes that it is no longer feasible to manage the Mid Cap II Fund as a separate series of the Corporation.  The Mid Cap II Fund is a redundant product offering with limited growth potential.  The assets of the Mid Cap II Fund have been decreasing over time and the prospects for additional growth of the Fund are small.  The primary mid-cap fund offering of the Corporation is the Mid Cap Fund.  The Mid Cap Fund has substantially similar investment objectives and strategies as the Mid Cap II Fund.  Because the investment objectives and strategies of the two Funds are substantially similar, there is significant overlap in the portfolio securities currently owned by the Funds.  The net assets of the Mid Cap II Fund are significantly smaller than the net assets of the Mid Cap Fund.  Following the Reorganization, the Mid Cap II Fund shareholders will have a lower management fee schedule and generally lower gross annual operating expense ratios as described more fully below.  In addition, certain fixed costs, such as printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across a larger asset base, thereby potentially lowering the total operating expenses borne by the shareholders.  As a result, Sentinel believes Mid Cap II Fund shareholders would benefit from becoming shareholders of the Mid Cap Fund.

In approving the Plan of Reorganization, the Board, on behalf of the Mid Cap II Fund, including the Independent Directors, determined that the Reorganization is in the best interests of the Mid Cap II Fund and that the interests of the Mid Cap II Fund shareholders will not be diluted with respect to net asset value as a result of the Reorganization.  Before reaching this conclusion, the Board engaged in a thorough review process relating to the proposed Reorganization.  The Board approved the Reorganization at a meeting held on December 6, 2012.

The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

•                  The review of the investment objectives, strategies and policies of the Mid Cap II and Mid Cap Funds.  See “Comparison of the Mid Cap II and Mid Cap Funds—Investment Objectives and Principal Investment Strategies.”

•                  The expectation that the Combined Fund resulting from the completion of the Reorganization will achieve certain operating efficiencies from its larger net asset size.

•                  The expectation that the shares of the Combined Fund to be received by Mid Cap II Fund shareholders in the Reorganization (as indicated in the table below) will have lower management fees as a percentage of average daily net assets and generally lower gross annual operating expense ratios than the gross annual operating expense ratios of Mid Cap II Fund shares held by the Mid Cap II Fund shareholders prior to the Reorganization.

•                  The fact that the Mid Cap II Fund shareholders will pay no sales charges in connection with the Reorganization. The service fees, distribution fees and sales charges (including contingent deferred sales charges (“CDSCs”)) on the Class A, Class C and Class I shares of each Fund are identical and will remain the same for the Combined Fund.  The table below under “- Fees and Expenses” indicates the front-end sales load, service and distribution fees and CDSC applicable to each class of shares of the Funds.

•                  The fact that the same portfolio management team that currently manages each Fund is expected to manage the Combined Fund following the closing of the Reorganization.

•                  The fact that the prospects for growth of the Combined Fund are greater than the prospects for growth of the Mid Cap II Fund.

•                  The fact that there is expected to be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction. In addition, prior to the Reorganization, the Mid Cap II Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, if any, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

•                  The fact that the aggregate net asset value of the shares that Mid Cap II Fund shareholders will receive in the Reorganization is expected to equal the aggregate net asset value of the shares that shareholders own immediately prior to the Reorganization, and that shareholders of the Mid Cap II Fund will not be diluted as a result of the Reorganization.

The Board, including all of the Independent Directors, concluded that, based upon the factors and determinations summarized above, completion of the Reorganization is advisable and in the best interests of the shareholders of each Fund, and that the interests of the shareholders of each Fund will not be diluted with respect to net asset value as a result of a Reorganization.  The determinations on behalf of each Fund were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Neither a shareholder vote of the Mid Cap II Fund nor a shareholder vote of the Mid Cap Fund is required to approve the Reorganization.  The Corporation’s Articles of Amendment and Restatement provide that the Board may, without the vote of shareholders but subject to the requirements of the 1940 Act, combine series of the Corporation upon conditions established by the Board for any purpose, including, without limitation, a reorganization.

In addition, under Rule 17a-8 under the 1940 Act, a vote of the shareholders of the Mid Cap II Fund is not required if as a result of the Reorganization: (i) there is no policy of the Mid Cap II Fund that under Section 13 of the 1940 Act could not be changed without a vote of a majority of its outstanding voting securities that is materially different from a policy of the Mid Cap Fund; (ii) the Mid Cap Fund’s advisory contract is not materially different from that of the Mid Cap II Fund; (iii) the Independent Directors of the Mid Cap II Fund who were elected by its shareholders will comprise a majority of the Independent Directors of the Board overseeing the Mid Cap Fund; and (iv) after the Reorganization, the Mid Cap Fund will not be authorized to pay fees under a 12b-1 plan that are greater than fees authorized to be paid by the Mid Cap II Fund under such a plan.

Investment Objectives and Principal Investment Strategies

The Funds have substantially similar though not identical investment objectives and investment strategies.  The Combined Fund’s investment objective and principal investment strategies will be those of the Mid Cap Fund.  See “Comparison of Principal Investment Objectives, Strategies, and Policies” attached hereto as Exhibit A.

The Mid Cap II Fund’s investment objective is to seek long-term capital appreciation.  The Mid Cap Fund’s investment objective is to seek growth of capital.  Both Funds normally invest at least 80% of net assets in mid-capitalization companies, which are companies that have, at the time of purchase, market capitalizations between $500 million and $25 billion.  Each Fund seeks to invest primarily in common stocks of mid-capitalization companies that Sentinel believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued.

For information on risks, see “Comparison of the Mid Cap II and Mid Cap Funds — Risks of the Funds”, below.  For information about the fundamental investment policies applicable to each Fund, see Exhibit B attached hereto.

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the Fund.  You may pay shareholder fees directly when you buy or sell shares.  You pay annual fund operating expenses indirectly because they are deducted from Fund assets.

The following tables allow you to compare the shareholder fees and annual fund operating expenses as a percentage of the aggregate daily net assets of each Fund that you may pay for buying and holding shares of the Fund. The pro forma columns show expenses of the Combined Fund as if the Reorganization had occurred on the first day of the Fund’s fiscal year ended November 30, 2012.  The Annual Fund Operating Expenses table and Example tables shown below are based on actual expenses incurred during each Fund’s fiscal period ended November 30, 2012.  Please keep in mind that, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal year may be significantly different from those shown.

Shareholder Fees (fees paid directly from your investment)

	Class A shares				Pro Forma Class A shares
Fund	Mid Cap II		Mid Cap		Combined Fund
Maximum Sales Charge(Load) Imposed on Purchases (as a percentage of offering price)	5.00%		5.00%		5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None	*	None	*	None	*
Redemption Fees	None		None		None

*You pay a deferred sales charge of 1.00% on certain redemptions of Class A shares made within twelve months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

	Class C shares		Pro Forma Class C shares
Fund	Mid Cap II	Mid Cap	Combined Fund
Maximum Sales Charge(Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or redemption proceeds, whichever is less)	1.00%	1.00%	1.00%
Redemption Fees	None	None	None

	Class I shares		Pro Forma Class I shares
Fund	Mid Cap II	Mid Cap	Combined Fund
Maximum Sales Charge(Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None	None	None
Redemption Fees	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A shares		Pro Forma Class A shares
Fund	Mid Cap II	Mid Cap	Combined Fund
Management Fee	0.75%	0.70%	0.70%
Distribution and/or Service (12b-1) Fee	0.25%	0.25%	0.25%
Other Expenses	0.47%	0.43%	0.40%
Total Annual Fund Operating Expenses	1.47%^	1.38%^	1.35%
Fee Waiver and/or Expense Reimbursement**	(0.09)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement**	1.38%	1.38%	1.35%

^Total annual fund operating expense ratios have been restated from 2012 fiscal year ratios to reflect a reduction in the maximum 12b-1 fee from 0.30% to 0.25% that became effective June 30, 2012.

**The Mid Cap II Fund’s investment adviser has agreed, effective January 14, 2012, to waive advisory fees paid by the Fund to the extent necessary to prevent the total operating expense ratio of the Fund’s Class A shares, on an annualized basis, from exceeding the total operating expense ratio of the Class A shares of the Sentinel Mid Cap Fund.  This agreement will terminate on March 31, 2013.  This agreement may be terminated by a vote of the majority of the directors of the Mid Cap II Fund, including the majority of the Fund’s Independent Directors.

	Class C shares		Pro Forma Class C shares
Fund	Mid Cap II	Mid Cap	Combined Fund
Management Fee	0.75%	0.70%	0.70%
Distribution and/or Service (12b-1) Fee	1.00%	1.00%+	1.00%
Other Expenses	0.53%	0.97%	0.45%
Total Annual Fund Operating Expenses	2.28%	2.67%	2.15%
Fee Waiver and/or Expense Reimbursement**	(0.09)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement**	2.19%	2.67%	2.15%

+ 12b-1 fees have been restated from fiscal year amounts to reflect the maximum fee payable under the applicable distribution plan for such share class. 12b-1 fees are not assessed with respect to shares owned by NLV Financial Corporation or an affiliate (“NLVFin”), which may result in an overall distribution fee charged to all shareholders of less than the maximum for so long as the NLVFin investment is maintained.

**The Mid Cap II Fund’s investment adviser has agreed, effective January 14, 2012, to waive advisory fees paid by the Fund to the extent necessary to prevent the total operating expense ratio of the Fund’s Class A shares, on an annualized basis, from exceeding the total operating expense ratio of the Class A shares of the Sentinel Mid Cap Fund.  This agreement will terminate on March 31, 2013.  This agreement may be terminated by a vote of the majority of the directors of the Mid Cap II Fund, including the majority of the Fund’s Independent Directors.  The Mid Cap II Fund’s other share classes have benefited from this waiver of advisory fees.

	Class I shares		Pro Forma Class I shares
Fund	Mid Cap II	Mid Cap	Combined Fund
Management Fee	0.75%	0.70%	0.70%
Distribution and/or Service (12b-1) Fee	None	None	None
Other Expenses	0.28%	0.42%	0.20%
Total Annual Fund Operating Expenses	1.03%	1.12%	0.90%
Fee Waiver and/or Expense Reimbursement**	(0.09)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement**	0.94%	1.12%	0.90%

**The Mid Cap II Fund’s investment adviser has agreed, effective January 14, 2012, to waive advisory fees paid by the Fund to the extent necessary to prevent the total operating expense ratio of the Fund’s Class A shares, on an annualized basis, from exceeding the total operating expense ratio of the Class A shares of the Sentinel Mid Cap Fund.  This agreement will terminate on March 31, 2013.  This agreement may be terminated by a vote of the majority of the directors of the Mid Cap II Fund, including the majority of the Fund’s Independent Directors.  The Mid Cap II Fund’s other share classes have benefited from this waiver of advisory fees.

Currently, a fee waiver is in place for Class A shares of the Mid Cap II Fund which provides for the waiver of advisory fees to the extent necessary to prevent the total operating expense ratio of the Fund’s Class A shares, on an annualized basis, from exceeding the total operating expense ratio of the Class A shares of the Mid Cap Fund.  The other classes of the Mid Cap II Fund have also benefited from the waiver of advisory fees.

EXAMPLES

These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.  These examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all your shares at the end of those periods, that you pay the maximum sales charge that applies to a particular class, that the Fund’s operating expenses remain the same, and that your investment has a 5% return each year.  These assumptions are not meant to indicate that you will receive a 5% annual rate of return.  Your annual return may be more or less than the 5% used in these examples.  Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below.

Fund/Class	1 year	3 years	5 years	10 years

Mid Cap II
Class A	$642	$942	$1,263	$2,170
Class C (if you redeem)	331	712	1,220	2,615
Class I (if you redeem)	105	328	569	1,259
Mid Cap
Class A	633	915	1,217	2,075
Class C (if you redeem)	370	829	1,415	3,003
Class I (if you redeem)	114	356	617	1,363
Pro Forma — Combined Fund
Class A	631	906	1,202	2,043
Class C (if you redeem)	318	673	1,154	2,483
Class I (if you redeem)	92	287	498	1,108

You would pay the following expenses if you did not redeem your shares:

Fund/Class	1 year	3 years	5 years	10 years

Mid Cap II
Class C (if you do not redeem)	$231	$712	$1,220	$2,615

Mid Cap
Class C (if you do not redeem)	270	829	1,415	3,003

Pro Forma — Combined Fund
Class C (if you do not redeem)	218	673	1,154	2,483

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account.  These costs, which are not reflected in total annual fund operating expenses or in the examples, affect the Funds’ performance.  During the most recent fiscal year, the Mid Cap Fund’s portfolio turnover rate was 25% of the average value of its portfolio and the Mid Cap II Fund’s portfolio turnover rate was 158% of the average value of its portfolio.  The Mid Cap II Fund’s portfolio turnover rate was significantly higher than that of the Mid Cap Fund during the most recent fiscal year because the Mid Cap II Fund’s portfolio management team and investment strategies changed effective January 14, 2012, and the new portfolio management team effected transactions in the Fund at that time to align the Fund’s holdings with its new investment strategies.

Tax Information

Dividends and capital gain distributions you receive from the Funds may be subject to federal income taxes and may be taxed as ordinary income or capital gains.  If you are a tax exempt investor or are investing through a retirement plan you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.  In addition, dividends and capital gain distributions you receive from the Funds may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Federal Tax Consequences

The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization.  If the Reorganization so qualifies, shareholders of the Mid Cap II Fund will not recognize a gain or a loss for federal income tax purposes on the transactions contemplated by the Reorganization.  However, the Mid Cap II Fund will declare a dividend of its taxable income and net capital gains, if any, just prior to its Reorganization, which may result in taxable income to the Mid Cap II Fund’s shareholders.

Purchase, Exchange, Redemption, Transfer and Valuation of Shares

The policies of the Mid Cap II Fund and the Mid Cap Fund regarding the purchase, redemption, exchange, transfer and valuation of shares are identical.  Please see “Comparison of the Mid Cap II and Mid Cap Funds—Distribution and Shareholder Servicing Arrangements” and “ —Purchase, Exchange, Redemption, Transfer and Valuation of Shares” below for information regarding the purchase, exchange, redemption, transfer and valuation of shares.

Principal Investment Risks

Because of their similar investment policies, the primary risks associated with an investment in the Mid Cap Fund are similar to those associated with an investment in the Mid Cap II Fund.  Primary investment risks for both Funds include general foreign securities risk, investment style risk, sector risk and stocks of smaller companies risk.  The Mid Cap II Fund is also subject to restricted and illiquid securities risk, where the Mid Cap Fund is not subject that risk.  More information on each of these types of investment risk can be found under “Comparison of the Mid Cap II and Mid Cap Funds — Risks of the Funds” below.

COMPARISON OF THE MID CAP II AND MID CAP FUNDS

Investment Objectives and Principal Investment Strategies

Mid Cap II Fund.  The investment objective of the Mid Cap II Fund is to seek long-term capital appreciation.

The Fund normally invests at least 80% of its net assets in mid-capitalization companies. For this purpose, mid-capitalization companies are companies that have, at the time of purchase, market capitalizations between $500 million and $25 billion.  The Fund seeks to invest primarily in common stocks of mid-capitalization companies that Sentinel believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued.  The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

Up to 25% of the Fund’s assets may be invested in securities within a single industry.  For portfolio construction purposes, the Fund uses the Standard & Poor’s MidCap 400 Index as a sector-weighting guide, generally using a plus or minus 25% weighting. The Fund attempts to be well-balanced across major economic sectors. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

The Fund would typically sell a security if the portfolio managers believe it is overvalued, if the original investment premise is no longer true, if the market cap exceeds a specified threshold and/or if the holding size exceeds the portfolio managers’ company or sector weighting guidelines. A security may also be sold to meet redemptions.

Mid Cap Fund.  The investment objective of the Mid Cap Fund is to seek growth of capital.

The Fund normally invests at least 80% of its net assets in mid-capitalization companies. For this purpose, mid-capitalization companies are companies that have, at the time of purchase, market capitalizations between $500 million and $25 billion.  The Fund seeks to invest primarily in common stocks of mid-capitalization companies that Sentinel believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued.  The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

Up to 25% of the Fund’s assets may be invested in securities within a single industry. For portfolio construction purposes, the Fund uses the Standard & Poor’s MidCap 400 Index as a sector-weighting guide, generally using a plus or minus 25% weighting. The Fund attempts to be well-balanced across major economic sectors. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

The Fund would typically sell a security if the portfolio managers believe it is overvalued, if the original investment premise is no longer true, if the market cap exceeds a specified threshold and/or if the holding size exceeds the portfolio managers’ company or sector weighting guidelines. A security may also be sold to meet redemptions.

Combined Fund.  The Combined Fund’s investment objective and principal investment strategies will be those of the Mid Cap Fund.

Comparison of Investment Strategies

The Funds’ investment strategies are substantially similar.  Both Funds invest at least 80% of their net assets in equity securities issued by mid-capitalization companies.  Both Funds define mid-capitalization companies as companies that have, at the time of purchase, market capitalizations between $500 million and $25 billion.  Both Funds seek to invest in common stocks that are believed to be of high quality, with superior business models, solid management teams, sustainable growth potential and attractive valuations.  For portfolio construction purposes, both Funds use the Standard & Poor’s MidCap 400 Index as a sector-weighting guide, generally using a plus or minus 25% weighting.  Each Fund attempts to be well-balanced across major economic sectors.

Fundamental Investment Policies

The fundamental investment policies of the Mid Cap II and Mid Cap Funds are listed in Exhibit B and cannot be changed without shareholder approval.  Neither Fund may invest more than 25% of total assets in a particular industry (excluding the U.S. government, its agencies and instrumentalities).  Neither Fund allows investments for the purpose of exercising control or management, purchasing and selling real estate, making loans to other persons, acting as an underwriter of securities, purchasing securities on margin or making short sales of securities (with limited exceptions) or purchasing and selling oil, gas or other mineral exploration interests or development programs or leases.  Neither Fund can borrow money, except that each Fund may borrow from banks in an amount up to 5% of a Fund’s total assets for temporary or emergency purposes, or invest more than 5% of its net assets in warrants.  In addition, neither Fund can purchase from or sell to any officer, director or employee of Sentinel or its affiliates (or any of their officers or directors) any securities other than Fund shares.

In addition, the Mid Cap II Fund may not invest more than 15% of its net assets in restricted securities and not more than 15% of its net assets in illiquid securities.  The Mid Cap Fund may not invest any of its net assets in restricted or illiquid securities.  In connection with its classification as a diversified fund under the 1940 Act, the Mid Cap Fund also may not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), if, as a result, (a) more than 5% of the Funds’ total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.  The Mid Cap II Fund, which is classified as a non-diversified fund, is not subject to this limitation.

The Combined Fund will have the fundamental investment policies of the Mid Cap Fund.

Risks of the Funds

The main risks of investing in each of the Funds are general foreign securities risk, investment style risk, sector risk and stocks of smaller companies risk.  The Mid Cap II Fund is also subject to restricted and illiquid securities risk, where the Mid Cap Fund is not subject that risk.

The following are the main risks involved in an investment in both Funds:

General Foreign Securities Risk. Investing in foreign securities involves certain special risks in addition to those associated with U.S. securities.  For example, the Funds may be affected favorably or unfavorably by changes in currency rates or exchange control regulations.  Foreign markets may have less active trading volume than those in the United States, and values may fluctuate more as a result. If the Funds had to sell securities to meet unanticipated cash requirements, they might be forced to accept lower prices.  There may be less supervision and regulation of foreign exchanges.  Foreign companies generally release less financial information than comparable U.S. companies.  Furthermore, foreign companies generally are not subject to uniform accounting, auditing and financial reporting requirements.  Other possible risks include seizing of assets by foreign governments, high and changing taxes and withholding taxes imposed by foreign governments on dividend and/or interest payments, difficulty enforcing judgments against foreign issuers, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.  The Funds are not required to hedge against foreign currency exchange rates.

Investment Style Risk.  The Funds focus on “growth” stocks.  Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market.  The Funds’ performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style.

Sector Risk.  To the extent a Fund invests in a particular sector, it is subject to the risks of that sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market change over time.

Stock Market and Selection Risk. The stock market may go down in value, and may go down sharply and unpredictably. The stocks selected by the portfolio managers may underperform the stock market or other funds with similar investment objectives and investment strategies.

Stocks of Smaller Companies Risk. The stocks of small- and/or mid-capitalization companies in which the Funds invest typically involve more risk than the stocks of larger companies. These smaller companies may have more limited financial resources and product lines, and may have less seasoned managers. In addition, these stocks may trade less frequently and in lower share volumes, making them subject to wider price fluctuations.

The Mid Cap II Fund has the following additional risk:

Restricted and Illiquid Securities Risk.  Restricted securities, such as Rule 144A securities, are securities for which trading is limited to qualified institutional buyers. Sentinel may determine that certain Rule 144A securities in which the Fund invests are liquid securities under guidelines approved by the Board, and these Rule 144A securities will not be subject to any limitation or prohibition on the purchase of illiquid securities. These liquid Rule 144A securities may become illiquid if qualified institutional buyers are unavailable. Other securities, such as lower-quality bonds or small-cap securities, may also become illiquid. The Fund will not be able to readily resell illiquid securities and resale of some of these securities may be restricted by law or contractual provisions. The inability to sell these securities at the most opportune time may negatively affect the Fund’s net asset value.

Performance History

The following tables illustrate the past performance of an investment in each Fund for the periods shown. The information shows how each Fund’s performance has varied over the past ten years and provides some indication of the risks of investing in each Fund.  Past performance is not predictive of future performance.

Mid Cap II Fund

The Mid Cap II Fund, which began operations on May 4, 2007, is a successor to the Synovus Mid Cap Value Fund, which was a successor to a similarly managed collective investment fund, which began operations on April 3, 2000.  Performance for the Fund is based on the performance of its predecessors, which had different expenses but substantially similar investment risks. Performance from October 24, 2001 to May 4, 2007 is based on the Synovus Mid Cap Value Fund’s Class A, Class C or Institutional Class shares, as applicable, adjusted, in the case of Class A shares, for the current maximum sales charge.  Performance of Class A shares from their inception on May 4, 2007 through June 29, 2012 has not been adjusted to reflect the lower maximum 12b-1 fee in effect prior to May 4, 2007 or the decrease in the maximum 12b-1 fee, effective June 30, 2012, from 0.30% to 0.25%.  If it had, those returns would be higher.

Information for Class I shares is presented because the Class I share class has the longest period of annual returns.  Effective August 18, 2011, Sentinel waived certain expenses with respect to the Mid Cap II Fund.  If Sentinel had not waived certain expenses, the Fund’s returns would have been lower for the applicable periods.

Effective at the close of business on January 13, 2012, the Mid Cap II Fund’s investment strategies were modified from a focus on value-style investing to a focus on investing in high quality companies with sustainable growth potential and attractive valuations, and the Fund changed its portfolio management team.  The performance information provided below for periods prior to January 13, 2012 relate to the Mid Cap II Fund’s investment strategies as implemented by the Fund’s sub-adviser prior to the close of business January 13, 2012.

Annual Total Return for Class I Shares (%) as of December 31

During the ten-year period shown in the above bar chart, the highest return for a quarter was 26.18% (quarter ended June 30, 2009) and the lowest return for a quarter was -29.18% (quarter ended December 31, 2008).

Average Annual Total Return (%)

For the periods ended December 31, 2012	1 Year	5 Years	10 Years
Return Before Taxes: Class A	2.15	-1.23	8.63
Return Before Taxes: Class C	6.05	-0.90	8.42
Return Before Taxes: Class I	8.03	0.36	9.67
Return After Taxes on Distributions: Class I	1.64	-0.94	8.37
Return After Taxes on Distributions and Sale of Fund Shares: Class I*	13.85	0.32	8.54
Russell Midcap Index (Reflects no deduction for fees, expenses or taxes)(1)	17.28	3.57	10.65
S&P MidCap 400 Index (Reflects no deduction for fees, expenses or taxes)	17.88	5.15	10.53
Russell Midcap Value Index (Reflects no deduction for fees, expenses or taxes)	18.51	3.79	10.63

* Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

(1) Effective at the close of business January 13, 2012, the Mid Cap II Fund replaced its benchmark, the Russell Midcap Value Index, with a primary benchmark, the Russell Midcap Index, and a secondary benchmark, the S&P MidCap 400 Index, because the Fund believes these indices are more appropriate measures of the Fund’s current investment strategies.

Mid Cap Fund

Performance of the Mid Cap Fund’s Class A shares prior to June 30, 2012 has not been adjusted to reflect the decrease in the maximum12b-1 fee from 0.30% to 0.25%. If it had, those returns would be higher.  Performance of the Mid Cap Fund’s Class I shares prior to August 27, 2007 (the inception date for the Class I shares) is based on the Fund’s Class A share performance, restated to reflect that Class I shares are offered without a sales charge.

Annual Total Return for Class A Shares (%) as of December 31

During the ten-year period shown in the above bar chart, the highest return for a quarter was 16.65% (quarter ended June 30, 2003) and the lowest return for a quarter was -27.88% (quarter ended December 31, 2008).

Average Annual Total Return (%)

For the periods ended December 31, 2012	1 Year	5 Years	10 Years
Return Before Taxes: Class A	6.01	-1.43	6.84
Return After Taxes on Distributions: Class A	6.01	-1.43	6.84
Return After Taxes on Distributions and Sale of Fund Shares: Class A*	3.90	-1.21	6.04
Return Before Taxes: Class C	9.24	-1.82	5.93
Return Before Taxes: Class I	11.89	-0.08	7.59
Russell Midcap Index (Reflects no deduction for fees, expenses or taxes)	17.28	3.57	10.65
S&P MidCap 400 Index (Reflects no deduction for fees, expenses or taxes)	17.88	5.15	10.53

* Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The accounting survivor of the Reorganization will be the Mid Cap Fund.  As such, the Combined Fund will continue the performance history of the Mid Cap Fund after the closing of the Reorganization.

Descriptions of Benchmark Indices Used by the Funds

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe.

The Standard & Poor’s MidCap 400 Index measures the performance of the mid-sized company segment of the U.S. stock market. The market value-weighted index is based on 400 stocks chosen on the basis of market capitalization, liquidity and industry group representation.

The Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

Management of the Funds

Sentinel Asset Management, Inc. (“Sentinel”) is the investment adviser to each of the Funds and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.  Sentinel provides general supervision of the Funds’ investments as well as certain administrative and related services.  Sentinel is an indirect wholly owned subsidiary of National Life Holding Company.  Its principal business address is One National Life Drive, Montpelier, Vermont 05604.

The Corporation, on behalf of each Fund, has entered into an advisory agreement with Sentinel.  Under the advisory agreement, each Fund pays Sentinel a fee at the annual rate calculated as set forth below as compensation for advisory services.

Mid Cap II Fund

Advisory Fee Rate	Average Daily Net Assets
0.75%	First $500 million
0.65%	Next $300 million
0.60%	Next $200 million
0.50%	Next $1 billion
0.40%	In excess of $2 billion

For the fiscal year ended November 30, 2012, the Mid Cap II Fund paid advisory fees to Sentinel at the rate of 0.75% of average net assets.

Sentinel has agreed contractually to waive and/or reimburse fees or expenses to the extent necessary to prevent total annual fund operating expenses of the Class A shares of the Mid Cap II Fund from exceeding total annual fund operating expenses of the Class A shares of the Mid Cap Fund.  This agreement will terminate on March 31, 2013.  To the extent this fee waiver and/or expense reimbursement results in a waiver by Sentinel of advisory fees, the Mid Cap II Fund’s other share classes will benefit to the extent of such waiver.

Mid Cap Fund

Advisory Fee Rate	Average Daily Net Assets
0.70%	First $500 million
0.65%	Next $300 million
0.60%	Next $200 million
0.50%	Next $1 billion
0.40%	In excess of $2 billion

For the fiscal year ended November 30, 2012, the Mid Cap Fund paid advisory fees to Sentinel at the rate of 0.70% of average net assets.

The fee schedule of the Mid Cap Fund will apply to the Combined Fund following the Reorganization.

A discussion regarding the basis for the Board’s approval of the advisory agreements is available in the Funds’ most recent Annual Report to shareholders for the year ended November 30, 2012, which has previously been provided to shareholders, and is available to shareholders by calling (800) 282-3863.

Portfolio Managers

Carole Hersam, Christian Thwaites, Daniel J. Manion and Hilary Roper are the portfolio managers for each of the Mid Cap II and Mid Cap Funds, and are jointly primarily responsible for the day-to-day management of each Fund’s portfolio.  They have been portfolio managers of the Funds since August 1, 2012, and are expected to continue to be the portfolio managers of the Combined Fund following the Reorganization.  Ms. Hersam, Vice President with Sentinel, joined Sentinel in 2000.  She holds the Chartered Financial Analyst designation.  Mr. Thwaites joined Sentinel in 2005 as President and CEO, and continues to hold those positions.  Mr. Manion, Senior Vice President with Sentinel, has been employed by Sentinel since 1993 and is Sentinel’s Director of Equity Research.  He holds the Chartered Financial Analyst designation.  Ms. Roper, Vice President with Sentinel, has been employed by Sentinel since 1998.  She holds the Chartered Financial Analyst designation.  The Funds’ Statement of Additional Information provides additional information about the compensation of these individuals, other accounts they manage and their ownership of Fund shares.

Other Service Providers

The Funds use the same service providers.  Shares of each Fund are distributed by Sentinel Financial Services Company (“SFSC”). Information about Sentinel Financial Services Company can be found in the Funds’ Statement of Additional Information under “Principal Underwriter”.  Sentinel Administrative Services, Inc. (“SASI”) is each Fund’s transfer agent.  Information about the Funds’ transfer agent can be found in the Funds’ Statement of Additional Information under “Fund Services Arrangements”.  The transfer agent has engaged Boston Financial Data Services as the Funds’ sub-transfer agent to provide various services.  The Funds pay fees to the transfer agent and also reimburse the transfer agent for out-of-pocket expenses and sub-transfer agency fees, subject to certain limitations, that are paid by the transfer agent on the Funds’ behalf.

Combined Fund.  Following the Reorganization, the Funds’ current service providers will serve the Combined Fund.

Distribution and Shareholder Servicing Arrangements

The Corporation and SFSC are parties to a distribution agreement under which SFSC acts as principal underwriter for the Corporation’s shares.  The distribution and service fees, and sales charges (including contingent deferred sales charges (“CDSCs”)) on the Class A and Class C shares of the Mid Cap II and Mid Cap Funds are identical.  Neither Fund’s Class I shares are subject to any distribution or service fees or sales charges (including CDSCs).  The Combined Fund will have the same distribution and service fees, and sales charges.

Neither the Mid Cap II Fund nor the Mid Cap Fund imposes a redemption fee.  Shares of the Combined Fund will not be subject to a redemption fee.

Purchase, Exchange, Redemption, Transfer and Valuation of Shares

The following describes the purchase, redemption, and exchange policies and procedures of the Funds.  These policies and procedures are the same for both Funds, and will apply to the Combined Fund.

For each Fund, the minimum initial investment for Class A and Class C shares is $1,000.  The minimum subsequent investment and the automatic investment plan minimum is $50 for each of the Mid Cap and Mid Cap II Funds.  For both Funds, Class I shares are only available to institutional investors, with certain limited exceptions.  There is a $1 million initial investment minimum for institutional investors, with certain exceptions.

Purchasing Shares.  You may purchase shares at net asset value, less any applicable initial sales charge, as of the close of business on the day your instructions are received prior to the close of the New York Stock Exchange (“NYSE”) on each day it is open for business, which is usually 4:00 p.m. Eastern Time.

By Check.  To purchase shares by check, make your check payable to the “Sentinel Mid Cap II Fund” or “Sentinel Mid Cap Fund,” as applicable, or “Sentinel Funds” and mail it to:

Express Mail:
Sentinel Administrative Services, Inc. P.O. Box 55929 Boston, MA 02205-5929	Sentinel Administrative Services, Inc. c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

To make your initial purchase by check, please also fill out an application and return the application with your check. All checks must be drawn in U.S. dollars on a U.S. bank. The Funds do not accept third-party checks, except those issued by NLV Financial Corporation and/or its subsidiaries or U.S. government agencies or institutions that meet verification requirements of the Funds’ transfer agent. The Funds reserve the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date. Your purchase will be effected on the date that your check is received by Boston Financial Data Services at one of the addresses listed above, if the check is received prior to the close of business on the NYSE (usually 4:00 p.m. Eastern Time) and your purchase order is otherwise in good order (i.e., you have included a properly completed application and/or other required documentation). We may charge a fee of $25 for each check returned unpaid due to insufficient funds.

By Wire.  You may purchase shares by wiring federal funds directly to the Sentinel Funds on any day when both the NYSE and Federal Reserve banks are open for business. To make your initial purchase by wire, call our toll-free number and obtain an account number. You must first complete an application and return it to Sentinel Administrative Services, Inc. Your bank may charge you a fee to wire funds. Payments made by wire and received by Sentinel Administrative Services, Inc. on any business day are available to the Fund on the next business day.

Online.  If you already have an account and have elected to do so, you may purchase shares of the Funds over the Internet by accessing the Funds’ website at www.sentinelinvestments.com. Purchases completed via Automated Clearing House (ACH) will receive the trade date the funds are received from your bank.

By Automatic Investment Plan.  This feature affords you the opportunity to dollar-cost-average using periodic electronic funds transfer from your bank account to the Fund(s) of your choice.

By Telephone.  This feature enables you to purchase Fund shares via electronic funds transfer from your bank account by phoning Sentinel Administrative Services, Inc., or accessing our automated telephone system known as “OnCall 24.” Purchases completed via ACH will receive the trade date the funds are received from your bank.

By Government Direct Deposit.  You may purchase Fund shares (minimum of $50.00 per transaction) by having local, state or Federal salary, Social Security, or certain veterans’, military or other payments from the Federal government automatically deposited into your account. You may deposit as much of the payments as you elect. To enroll in Government Direct Deposit, please contact Sentinel Administrative Services, Inc.

By Payroll Savings Plan.  You may purchase Fund shares automatically on a regular basis by having money withheld from your paycheck, if your employer permits this. You may have part or all of your paycheck transferred to your existing Sentinel account each pay period. To establish a Sentinel Payroll Savings Plan account, please contact Sentinel Administrative Services, Inc.

Redeeming Shares.  You may redeem shares at net asset value, less any applicable CDSC and/or other applicable charge, as of the close of business on the day your instructions are received prior to the close of the NYSE on a day it is open for business, which is usually 4:00 p.m. Eastern Time.

By Mail.  If your shares are held directly with a Fund, you may sell your shares by providing Sentinel Administrative Services, Inc. with the appropriate instructions by mail. Your instructions must be signed by the registered owner(s) exactly as the shares are registered. If the proceeds of the redemption exceed $100,000, if the check is not made payable to the registered owner(s) and mailed to the record address, or if the record address has been changed within the past 30 days, we may require the signature(s) of the registered owner(s) to be guaranteed by an eligible financial institution that meets Sentinel Administrative Services, Inc.’s requirements.

By Telephone.  You may redeem up to $250,000 from your account each business day, by providing instructions to do so over the telephone by calling Sentinel Administrative Services, Inc. at 1-800-282-FUND (3863). You may request that a check made payable to the registered owners be sent to their address of record, or you may request that the proceeds be sent directly to a predesignated commercial bank account. If proceeds are wired to your bank, we will deduct a fee of $20 from the proceeds. In addition, it is possible that your bank may charge a fee for receiving wire transfers. You may request a redemption on the Funds’ automated voice response system. This is also limited to a maximum of $250,000 each business day.

None of the Funds, Sentinel Financial Services Company nor Sentinel Administrative Services, Inc. is responsible for the authenticity of exchange or redemption instructions received by telephone, and they are not liable in the event of an unauthorized telephone exchange or redemption, provided that, in the case of the Funds, the Funds have followed procedures reasonably designed to prevent losses. In processing telephone exchange or redemption requests, the Funds will use reasonable procedures to confirm that telephone instructions are genuine. These procedures include receiving all calls for telephone redemptions and exchanges on a recorded telephone line, and screening callers through a series of questions regarding specific account information. You may indicate on your purchase application that you do not wish to have telephone transaction privileges

By Facsimile.  Sentinel Administrative Services, Inc. will generally accept transaction instructions in good form via facsimile from intermediaries that have entered into agreements with and have made prior arrangements with Sentinel Administrative Services, Inc. Sentinel Administrative Services, Inc. may require an intermediary to provide indemnification and/or a signature guarantee for transactions by facsimile. Call 1-800-282-FUND (3863) for additional information and instructions regarding transacting by facsimile.

Online.  You may redeem up to $250,000 from your account each business day by providing instructions to do so over the Funds’ website at www.sentinelinvestments.com. You may request that a check made payable to the registered owners be sent to their address of record, or you may request that the proceeds be sent directly to a predesignated commercial bank account. If proceeds are wired to your bank, we will deduct a fee of $20 from the proceeds. In addition, it is possible that your bank may charge a fee for receiving wire transfers.

None of the Funds, Sentinel Financial Services Company nor Sentinel Administrative Services, Inc. is responsible for the authenticity of exchange or redemption instructions received online, and they are not liable in the event of an unauthorized online exchange or redemption, provided that, in the case of the Funds, the Funds have followed procedures reasonably designed to prevent losses. In processing online exchange or redemption requests, the Funds will use reasonable procedures to confirm that online instructions are genuine. These procedures include restricting access to the section of the website on which transaction instructions may be entered to those who enter a password selected by the shareholder.

By Systematic Withdrawal.  You may arrange to receive automatic regular withdrawals from your account. Withdrawal payments generally should not be considered dividends. Withdrawals generally are treated as sales of shares and may result in a taxable gain or loss. You must reinvest dividends and capital gains distributions to use systematic withdrawals. No interest will accrue on amounts represented by uncashed checks sent under a systematic withdrawal plan. Systematic withdrawals established after March 31, 2009 and payable by check are limited to the 5th, 10th, 15th, 20th or 25th day of each month. If such date is not a business day, the withdrawal will occur on the immediately preceding business day. Payments made by direct deposit are available any day.

Redemptions in Kind.  Each Fund may, at its discretion, redeem its shares in kind (i.e., in securities rather than in cash).

Exchanging Shares.  You may exchange shares of one Sentinel Fund for shares of the same class of another Sentinel Fund, if available, without charge by phoning Sentinel Administrative Services, Inc. or by providing appropriate instructions in writing to Sentinel Administrative Services, Inc. You may also set up your account to exchange automatically a specified number or dollar-value of shares in one of the Sentinel Funds into shares of the same class in another Sentinel Fund at regular intervals.  New purchases of any class of shares must remain in an account for 15 days before they can be exchanged to another Sentinel Fund. We may modify or terminate the exchange privilege in accordance with the rules of the Securities and Exchange Commission (the current rules require 60 days advance notice to shareholders prior to the modification or termination of the exchange privilege).

Class A Shares. Class A shares of one Fund may be exchanged for Class A shares of another Fund, if offered, at net asset value. The normal minimum account sizes apply to new accounts opened by exchange.  In addition, Class A shares of a Fund may be exchanged for Class I shares of the same or another Sentinel Fund, if offered, if, at the time of the exchange, such shareholder otherwise satisfies the criteria for purchasing Class I shares. No gain or loss will be recognized for federal income tax purposes by Class A shareholders exchanging into Class I shares of the same Fund on the terms set forth in this Combined Prospectus/Information Statement.

Class C Shares.  Class C shares of one Fund may be exchanged for Class C shares of another Fund, if offered through exchange, at net asset value. Class C shares may also be exchanged for Class A shares of the Sentinel Short Maturity Government Fund, a separate series of the Corporation. The time during which the assets are in Class A shares of the Short Maturity Government Fund will count toward the time that results in a reduced CDSC. Class A shares of the Sentinel Short Maturity Government Fund held as a result of an exchange from Class C funds may only be exchanged back to available Class C shares of a Sentinel Fund.

Excessive Trading Policy.  Excessive trading (which may be as a result of market timing) by shareholders of a Fund may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may dilute the value of the holdings of other shareholders. Excessive trading may cause a Fund to retain more cash than the Fund’s portfolio manager would normally retain in order to meet unanticipated redemptions or may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemption or exchange requests. The Funds will not accommodate excessive trading in any Fund, and have adopted a policy to deter such trading. The policy has been reviewed and approved by the Board of Directors of the Funds. Under this policy, a Fund will reject any purchase order or exchange request if the Fund has determined that an investor’s trading, in the judgment of the Fund, has been or may be disruptive to a Fund. In making this judgment, a Fund may consider trading done in multiple accounts under common ownership or control. Certain types of regular transactions that will not be deemed by the Funds to be excessive trading for this purpose include systematic exchanges, dollar cost averaging, regular rebalancing of holdings in the Funds (e.g., periodic rebalancing to maintain an investment adviser’s asset allocations model) and pre-authorized withdrawals.

The policy applies to all shareholders. However, a Fund may not be able to determine that a specific purchase order or request for exchange or redemption, particularly an order or request made through omnibus accounts or 401(k) plans, is excessive or disruptive to the Fund. In addition, the Funds may not analyze every transaction that could potentially be excessive or disruptive to a Fund. The Funds therefore make no representation that all such purchase orders or exchange requests can or will be rejected. In addition, with respect to shares held on the books of third party intermediaries, such as retirement plan administrators, the Funds may work with such intermediaries to implement alternate procedures that the Funds determine are reasonably designed to achieve the objective of the Funds’ excessive trading policy. Where an intermediary adopts such procedures, shareholders whose accounts are on the books of such intermediary will be subject to that intermediary’s procedures, which may differ from the procedures applied by the Funds to accounts held directly on the Funds’ books, but which are reasonably designed to achieve the same objective.

The Funds will reject any purchase order or exchange request if the Fund has determined (i) that an investor has a history of excessive trading (generally six or more in-and-out transactions within a rolling 12 month period) or (ii) that an investor’s trading, in the judgment of the Fund, has been or may be disruptive to a Fund. In making this judgment, a Fund may consider trading done in multiple accounts under common ownership or control. When a redemption request is received in such circumstances, a Fund will impose an excessive trading fee of 2% of the amount redeemed.

Excessive trading fees may not apply to certain redemption transactions if you or your financial intermediary make the Fund’s transfer agent aware of the circumstances and provide any requested documentation regarding such circumstances prior to your redemption, including redemptions related to death, disability or qualified domestic relations order; certain types of account transactions, such as redemptions pursuant to systematic withdrawal programs, withdrawals due to disability; and certain types of retirement plan transactions, such as loans or hardship withdrawals, minimum required distributions, forfeiture of assets, return of excess contribution amounts or redemptions related to payment of plan fees and custodian fees. Certain intermediaries may not apply all of these waivers, may apply other reasonable waivers or may pay redemption fees on behalf of their clients. The Funds’ Chief Compliance Officer may approve waivers of the redemption fees in other circumstances similar to those described and may approve waivers of redemption fees under certain circumstances as is necessary in order for Sentinel to participate in Defined Contribution Investment Only business and where he or she finds that the firms, or other intermediaries, have effective policies and monitoring in place to prevent excessive trading and market timing.

Certain intermediaries may also apply different redemption fees or frequent trading policies than those stated above to accounts they administer if the Funds’ Chief Compliance Officer finds that such redemption fees or frequent trading policies would provide similar protection to the Funds against excessive trading.

Additionally, excessive trading fees do not apply to:

•                  any single redemption of $5,000 or less, fees of $100 or less, or other amount considered by the Funds’ Chief Compliance Officer to be de minimis in light of the size of the account;

•                  accounts of asset allocation programs, lifestyle investment options or investment adviser wrap programs whose trading practices are determined by the Fund not to be detrimental to a Fund or its shareholders, that do not allow frequent trading or market timing and that have policies in place to monitor and address such trading;

•                  periodic portfolio re-balancing of retirement plans on a pre-arranged schedule with recordkeepers that do not allow frequent trading or market timing and who have policies in place to monitor and address such trading;

•                  retirement plan sponsor-initiated transfers, such as plan mergers, terminations, changes to fund offerings and service provider changes;

•                  rollovers of current investments in the Fund through qualified employee benefit plans; and

•                  transactions during the initial 90 days of any participant’s default investment in any Fund selected by a retirement plan to be used as a qualified default investment alternative or with a qualified default investment alternative.

Pricing of Fund Shares.  Net asset value for each class of shares of a Fund is calculated once, at the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern Time, each business day that the NYSE is open. The net asset value per share is computed by dividing the total value of the assets of each class of such Fund, less its liabilities, by the total number of outstanding shares of each class of such Fund.

Equity securities that are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price or official closing price on the principal exchange on which they are traded.

Foreign equity securities traded on a foreign securities exchange are subject to fair value pricing when appropriate, using valuations provided by an independent pricing service.

Securities for which no sale was reported on the valuation date are valued at the mean between the last reported bid and asked prices.

Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices.

Fixed-income securities with original maturities of greater than 60 days, including short-term securities with more than 60 days left to maturity, are valued on the basis of valuations provided by an independent pricing service. The mean between the bid and asked prices is generally used for valuation purposes. Short-term securities with original maturities of less than 60 days are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity.

Exchange traded derivatives are valued at the settlement price determined by the relevant exchange. Non-exchange traded derivatives are valued on the basis of prices supplied by an independent pricing service, if available, or quotes obtained from brokers and dealers.

Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before a Fund’s pricing time but after the close of the securities’ primary markets, will be fair valued under procedures adopted by the Funds’ Board. The Board has delegated this responsibility to a valuation committee, subject to the Board’s review and supervision.

Securities transactions are accounted for on the next business day following trade date (trade date plus one). Under certain circumstances, exceptions are made so that purchases and sales are booked on trade date. These exceptions include: (1) when trades occur on a day that happens to coincide with the end of a month; or (2) on occasion, if Sentinel Administrative Services, Inc., the Funds’ administrator, believes significant price movements are deemed large enough to impact the calculation of the net asset value per share.

Distributions

Each Fund distributes net investment income, if any, and net realized capital gains, if any, annually.  The Combined Fund will distribute net investment income, if any, and net realized capital gains, if any, annually.

FINANCIAL HIGHLIGHTS.

The fiscal year end of the Funds is November 30.  The financial highlights of the Mid Cap Fund are included with this Combined Prospectus/Information Statement at Appendix A and information for each fiscal year-end has been audited by PricewaterhouseCoopers LLP, the Funds’ registered independent public accounting firm.

The financial highlights of the Mid Cap II Fund are contained in the Annual Report to shareholders of Sentinel Group Funds, Inc. relating to the Mid Cap II Fund for the fiscal year ended November 30, 2012, and have been audited by PricewaterhouseCoopers LLP, the Funds’ registered independent public accounting firm. That Annual Report, which has previously been sent to shareholders, is available on request and without charge by writing to the Sentinel Funds at One National Life Drive, Montpelier, VT 05604, and, with respect to the Mid Cap II Fund, is incorporated by reference into this Combined Prospectus/Information Statement.

INFORMATION RELATING TO THE REORGANIZATION

Description of the Reorganization

The following summary is qualified in its entirety by reference to the Plan of Reorganization found in Exhibit C.

The Plan of Reorganization provides that substantially all of the assets and liabilities of the Mid Cap II Fund will be transferred to the Mid Cap Fund in exchange for shares of the Mid Cap Fund.  The shares of the Mid Cap Fund issued to the Mid Cap II Fund will be of the same class designation and will have an aggregate net asset value equal to the aggregate net asset value of the Mid Cap II Fund’s shares outstanding as of the close of trading on the New York Stock Exchange (“NYSE”) on the business day prior to the Closing Date (as defined in Exhibit C) of the Reorganization (the “Valuation Time”). Upon receipt by the Mid Cap II Fund of the shares of the Mid Cap Fund, the Mid Cap II Fund will distribute the Class A, Class C and Class I shares to its shareholders and will be terminated as a series of the Corporation.

The distribution of the Mid Cap Fund shares to the Mid Cap II Fund shareholders will be accomplished by opening new accounts on the books of the Mid Cap Fund in the names of the Mid Cap II Fund shareholders and transferring to those shareholder accounts the shares of Mid Cap Fund.  Such newly-opened accounts on the books of Mid Cap Fund will represent the respective pro rata number of Class A, Class C and Class I shares of the Mid Cap Fund that the Mid Cap II Fund is to receive under the terms of the Plan of Reorganization. See “Terms of the Reorganization” below.

Accordingly, as a result of the Reorganization, each Mid Cap II Fund shareholder will own Class A, Class C or Class I shares of the Mid Cap Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Mid Cap II Fund that they owned immediately prior to the Reorganization.

No sales charge or fee of any kind will be assessed to the Mid Cap II Fund shareholders in connection with their receipt of shares of the Mid Cap Fund in the Reorganization.

Terms of the Reorganization

Pursuant to the Plan of Reorganization, on the Closing Date the Mid Cap II Fund will transfer to the Mid Cap Fund substantially all of its assets, except for cash in an amount necessary to pay accrued but unpaid liabilities of the Mid Cap II Fund, in exchange solely for shares of the Mid Cap Fund.  The net asset value of the Class A, Class C and Class I shares issued by the Mid Cap Fund will be equal to the value of the assets of the Mid Cap II Fund transferred to the Mid Cap Fund as of the Closing Date, as determined in accordance with the Mid Cap Fund’s valuation procedures, net of the assumption by the Mid Cap Fund of certain stated liabilities of the Mid Cap II Fund.  In order to minimize any potential for undesirable U.S. federal income and excise tax consequences in connection with the Reorganization, the Mid Cap II Fund will distribute to its shareholders on or before the Closing Date all of its undistributed net investment income, net capital gains and net tax-exempt income, if any, as of such date.

The Mid Cap II Fund expects to distribute the shares of the Mid Cap Fund to its shareholders promptly after the Closing Date.  Thereafter, the Mid Cap II Fund will be terminated as a series of the Corporation.

The Plan of Reorganization contains customary representations, warranties, and conditions.  The Plan of Reorganization provides that, unless waived in accordance with the Plan of Reorganization, the consummation of the Reorganization is conditioned upon, among other things:  (i) receipt by the Corporation of a tax opinion to the effect that the Reorganization will be tax free for federal income tax purposes to each Fund and the shareholders of the Mid Cap II Fund; and (ii) an opinion from counsel that the shares of the Corporation representing the Mid Cap Fund to be issued in connection with the Reorganization are duly authorized and validly issued, fully paid, and non-assessable.  The Plan of Reorganization may be terminated with respect to the Reorganization if, on the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true or, if at any time before the Effective Time, the Board or an authorized officer of the Corporation determines the Reorganization is inadvisable.  The Plan of Reorganization may be terminated or amended by the mutual consent of the parties.

Reasons for the Reorganization

The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

•                  The review of the investment objectives, restrictions, policies and strategies of the Mid Cap II Fund and the Mid Cap Fund.  See “Comparison of the Mid Cap II and Mid Cap Funds—Investment Objectives and Principal Investment Strategies.”

After the Reorganization, shareholders will be invested in a Combined Fund with similar investment objectives and investment strategies.

•                  The expectation that the Combined Fund will achieve certain operating efficiencies from its larger net asset size.

The larger net asset size of the Combined Fund could permit the Combined Fund to achieve certain economies of scale as certain costs can be spread over a larger asset base.

•                  The expectation that the shares of the Combined Fund to be received by the Mid Cap II Fund shareholders in the Reorganization will be subject to lower management fees as a percentage of average daily net assets and generally lower gross annual operating expense ratios than the gross annual operating expense ratios of the Mid Cap II Fund shares held by the Mid Cap II Fund shareholders prior to the Reorganization.

•                  The Mid Cap II Fund shareholders will pay no sales charges in connection with the Reorganization.  Shareholders of the Mid Cap II Fund will receive shares of the Mid Cap Fund, which are similar to the shares of the Mid Cap II Fund they currently hold.  The sales charges, service fees and distribution fees for each class of the Mid Cap II Fund shares are identical to the sales charges, service fees and distribution fees that would be experienced by the shareholders of the Combined Fund.

•                  Both Funds are managed by Sentinel Asset Management, Inc., and by the same portfolio management team.

•                  The prospects for growth of the Combined Fund are greater than the prospects for growth of the Mid Cap II Fund as a separate Fund.

•                  There is expected to be no gain or loss recognized by the Mid Cap II Fund shareholders for U.S. federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction.

The Plan of Reorganization provides for a tax-free transfer of substantially all of the assets and certain stated liabilities of the Mid Cap II Fund in exchange for shares of the Mid Cap Fund. Shareholders will receive Class A, Class C and Class I shares of the Mid Cap Fund equivalent to the aggregate net asset value of their Class A, Class C and Class I shares, respectively, of the Mid Cap II Fund, and are expected to pay no U.S. federal income tax on the transaction. In addition, prior to the Reorganization The Mid Cap II Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, if any, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

•                  The Board considered that the Mid Cap II Fund’s assets had decreased over time and that the prospects for growth of the Fund are small.

For these and other reasons, the Board concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interests of the Mid Cap II Fund and that the interests of the shareholders of the Mid Cap II Fund will not be diluted with respect to net asset value as a result of the Reorganization. The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Federal Income Taxes

The combination of the Mid Cap II Fund and the Mid Cap Fund is intended to qualify, for U.S. federal income tax purposes, as a tax-free reorganization under Section 368(a) of the Code. If the Reorganization so qualifies, neither the Mid Cap II Fund nor its shareholders will recognize a gain or a loss as a result of the Reorganization; the aggregate tax basis of the Mid Cap Fund’s shares received by shareholders of the Mid Cap II Fund will be the same as the aggregate basis of the Mid Cap II Fund’s shares for which they are exchanged; and the holding period of the Mid Cap Fund’s shares received by each shareholder of the Mid Cap II Fund will include the holding period of the Mid Cap II Fund shares for which they are exchanged, provided that such shares were held as capital assets at the time of the Reorganization.

As a condition to the closing of the Reorganization, the Corporation will receive an opinion from tax counsel on the federal income tax consequences of the transaction, based on the existing provisions of the Code, current administrative rules and court decisions.  The opinion of counsel is not binding on the Internal Revenue Service and does not preclude the Internal Revenue Service from adopting a contrary position.  No tax ruling from the Internal Revenue Service regarding the Reorganization has been or will be requested.  As a result of the Reorganization, the Mid Cap Fund will succeed to the tax attributes of the Mid Cap II Fund, subject to limitations that could limit the amount of the capital loss carryforwards from periods before the Reorganization that would be available to offset gains after the Reorganization.

In addition, prior to the Closing Date, the Mid Cap II Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to the Mid Cap II Fund’s shareholders all of its investment company taxable income for all taxable years to and including the Closing Date and all of its net capital gains realized in all taxable years to and including the Closing Date. Although the Reorganization is intended to qualify as tax free for U.S. federal income tax purposes, any dividend paid by the Mid Cap II Fund may result in taxable income to the Mid Cap II Fund’s shareholders.

The Reorganization will not require the Mid Cap II Fund to dispose of a material portion of its portfolio securities prior to the Reorganization due to non-conformance of those securities with the investment objectives, policies or limitations of the Mid Cap Fund, nor will the Reorganization require the Mid Cap Fund to sell acquired portfolio securities, other than in the ordinary course of business, in order to rebalance its portfolio to comply with its investment policies.  Assets of the Mid Cap II Fund will not be sold if, in the judgment of management or tax counsel, such sales would affect the classification of the Reorganization as tax-free for federal income tax purposes.

Shareholders of the Mid Cap II Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances.  Also, because the above discussion relates only to federal income tax consequences of the Reorganization, those shareholders should also consult their tax advisors about foreign, state and local tax consequences, if any, of the Reorganization.

Expenses of the Reorganization

The expenses associated with the Reorganization will be shared among Sentinel and the Funds.  Sentinel will pay for the legal costs associated with the Reorganization (including the costs of the legal opinions to be received pursuant to the Plan of Reorganization), and the Funds will share equally in the costs related to the printing and mailing of this Combined Prospectus/Information Statement and accompanying information, and for operational and system programming costs related to the Reorganization.  The total costs to be paid by the Funds are currently estimated to be approximately $75,000.  The Mid Cap II Fund is expected to pay one-half of this amount, or approximately $37,500.

Continuation of Shareholder Accounts and Plans; Share Certificates

Upon consummation of the Reorganization, the Mid Cap Fund will establish a position for each Mid Cap II Fund shareholder on the books of the Mid Cap Fund containing the appropriate number of shares of the Mid Cap Fund to be received in the Reorganization. If you currently hold certificates representing your shares of the Mid Cap II Fund, it is not necessary to surrender such certificates. No certificates for shares of the Mid Cap Fund will be issued in connection with the Reorganization.

Legal Matters

Certain legal matters concerning the U.S. federal income tax consequences of the Reorganization will be passed on by Sidley Austin LLP, special tax counsel to the Mid Cap Fund and the Mid Cap II Fund.

OTHER INFORMATION

Additional Information about the Mid Cap Fund

Investment Strategies of the Mid Cap Fund

The Fund normally invests at least 80% of its net assets in mid-capitalization companies. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days’ prior written notice to the Fund’s shareholders. For this purpose, mid-capitalization companies are considered to be companies that have, at the time of purchase, market capitalizations between $500 million and $25 billion.  The Fund seeks to invest primarily in common stocks of mid-capitalization companies that Sentinel believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued.

The Fund may invest up to 25% of its assets in stocks of companies within a single industry. Although the Fund may invest in any economic sector, and it attempts to be well-balanced across major economic sectors, at times it may emphasize one or more particular sectors. For portfolio construction purposes, the Fund uses the Standard & Poor’s MidCap 400 Index as a sector-weighting guide, generally using a plus or minus 25% weighting. The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so. The Fund may participate in a securities lending program.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, the Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

The Fund may also invest in other investment companies, including exchange-traded funds, to the extent permitted by the 1940 Act.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund’s assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

Share Classes

The Mid Cap Fund offers Class A, Class C and Class I shares.  Class A shares have the advantage of lower ongoing distribution expenses.  The disadvantage of the Class A shares is that you pay an initial sales charge.  If, in your circumstances, the lower ongoing expenses outweigh the impact of the initial sales charge, Class A shares may be appropriate for you.  Class C shares have the advantages of no initial sales charge and a relatively small CDSC that applies only in the first year. However, you pay higher ongoing distribution fees for the entire period of your investment. This class may be appropriate for you if the benefits of avoiding an initial sales charge outweigh the continuing higher distribution fees. Over long periods, however, the other share classes may outperform Class C shares.  Class I shares have the advantages of no sales charges and no distribution fees. They typically have an expense ratio that is lower than the Fund’s other classes of shares.  In general, investors who can satisfy the Class I share class eligibility requirements should purchase Class I shares.  Class I shares do not offer certain account services available to other classes, such as automatic investment and withdrawal plans and online account access.

There is no size limit on purchases of Class A shares.  The maximum purchase of Class C shares accepted is $999,999.  Investment minimums apply to the purchase of Class I shares, with certain exceptions.  Broker/dealers, financial institutions, plan agents and other intermediaries (collectively, “intermediaries”) may charge additional fees in connection with transactions in Fund shares.  SFSC and/or an affiliate make payments from their own resources to intermediaries related to marketing the Fund and/or servicing Fund shareholders, which may represent a premium over payments to those intermediaries made by other fund families, and investment professionals may have an added incentive to sell or recommend a Fund or Class over others offered by competing fund families.

Purchase of Fund Shares — Class A Shares.

Class A shares are generally subject to a front-end sales charge. You may qualify for a reduced front-end sales charge based on the size of your purchase. For all purchases of Class A shares, you pay the offering price, which includes the front-end sales charge, next computed after we receive your order. The table below shows the front-end sales charges that you may pay if you purchase Class A shares:

	Sales charge as a percentage of:
Invested Assets	Offering Price	Net Amount Invested	Dealer Reallowance
$0 to $24,999	5.00%	5.26%	4.50%
$25,000 to $49,999	4.50%	4.71%	4.25%
$50,000 to $99,999	4.00%	4.17%	3.75%
$100,000 to $249,999	3.00%	3.10%	2.75%
$250,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over	0.00%	0.00%	0 (1)

(1) SFSC may pay the following compensation to securities dealers who initiate purchases of Class A shares of $1 million or more.  However, if shares are redeemed prior to 12 months after the date of purchase, they will be subject to a CDSC of 1% unless a CDSC waiver applies.

Invested Assets (based on ROA)	Compensation
for the portion up to and including $2 million	1.00%
for the portion of the order exceeding $2 million up to and including $4 million	0.70%
for the portion exceeding $4 million	0.50%

Due to rounding, the initial sales charge expressed as a percentage of the offering price may be higher or lower than the charges described above. No initial sales charge applies to Class A shares that you purchase through reinvestment of Fund dividends or capital gains.

Shares of the Fund acquired prior to March 29, 2012 and subject to an 18-month CDSC period at the time of purchase will continue to be subject to the applicable CDSC fee for 18 months from the date of purchase.

For complete redemptions of an account, any CDSC is imposed on the lower of the original cost or the current net asset value of the shares redeemed.  For partial redemptions, any CDSC is imposed on the original cost of the shares redeemed, regardless of current market value. If you redeem part of your shares, your redemption request will be increased by the amount of any CDSC due. If you redeem your entire account, we will deduct any CDSC due from the redemption proceeds.  SFSC receives the entire amount of any CDSC paid.

Reduced Sales Charges

Sales charges on Class A shares may be reduced or eliminated in certain situations, as described below.  To take advantage of any reduced or eliminated sales charge, you must advise SASI, the Fund’s transfer agent, SFSC or your financial intermediary of your eligibility at the time of purchase, and provide any necessary information about the accounts involved.

Right of Accumulation.  Quantity discounts for the Class A shares of the Mid Cap Fund begin with investments of $25,000. You may qualify for quantity discounts based on the current value of all classes of shares of the Sentinel Funds, taken together, that are owned by you, your spouse, your civil union partner, or your minor children, or a fiduciary for these persons. These may include shares held in personal accounts, certain retirement accounts, employee benefit plan accounts, UGMA/UTMA accounts, joint tenancy accounts, trust accounts and transfer on death accounts, as well as shares purchased by a trust of which you are a beneficiary. Assets previously invested in a Sentinel Fund that were subject to an initial sales charge or a CDSC and are, at the time of determination, invested in the Institutional Service Class shares of the Daily Income Fund’s U.S. Government Portfolio (the “DIF U.S. Government Portfolio”), an unaffiliated money market fund distributed by Reich & Tang Distributors, Inc., through an account maintained by SASI will also be considered when determining whether you may qualify for a quantity discount.  Shares held under the tax identification number of anyone other than you, your spouse, your civil union partner or minor children, however, do not qualify for quantity discounts.  Contact SASI for help in combining accounts for purposes of obtaining quantity discounts on purchases.  To receive a reduced sales charge, you should inform SASI, SFSC or your financial intermediary of any other shares owned by you, your spouse and/or your minor children each time you purchase shares.  Your financial adviser or other financial intermediary may request documentation from you, including account statements and records of the original acquisition of the shares owned by you, your spouse and/or your minor children, to show that you qualify for a reduced sales charge.  You should retain these records because, depending on where an account is held or the type of account (brokerage, retirement plan, etc.), the Fund, SASI and/or your financial adviser or other financial intermediary may not be able to maintain this information. A financial intermediary’s approval and cooperation is necessary with respect to accounts controlled by the financial intermediary.

Letter of Intent. You may use a letter of intent (LOI) to obtain a reduced sales charge for Class A shares of the Fund if you plan to make an investment in the Sentinel Funds that include Class A shares and the total amount of such investments is anticipated to be $25,000 or more over a period of 13 months (30 months in the case of corporate qualified plans). Any shares purchased within 90 days prior to the date you establish the LOI are credited toward fulfillment of your purchase commitment under the LOI.  However, sales charges will not be reduced for purchases made prior to the date the LOI is established; the reduced sales charge will only apply to new purchases made on or after the establishment date of the LOI. The 13 month period (30 months for corporate qualified plans) begins on the date the LOI is established. Assets previously invested in a Sentinel Fund that were subject to an initial sales charge or a CDSC and are, at the time of determination, invested in the DIF U.S. Government Portfolio through an account maintained by SASI will also be considered when determining whether you may qualify for a quantity discount.  You may count purchases to be made by you, your spouse, your civil union partner and your minor children.  The letter of intent is not a binding commitment by you to complete the intended purchases.  All your purchases made under the letter of intent during the period covered will be made at the reduced sales charge for your intended total purchase.  Dividends and distributions will be reinvested without a sales charge and will not count as purchases under the letter of intent.  We will hold in escrow 2% of the shares you purchase under the letter of intent, and release these shares when you have completed the intended purchases.  If, by the end of the period covered by the letter of intent you have not made the intended purchases, an additional sales charge may be due, in which case we will notify you. The additional amount will be equal to what the initial sales charge would have been on the amount actually invested, minus the sales charges already paid. You may pay this additional sales charge within 20 days after our notification is sent, or we may redeem shares held in escrow to the extent necessary to pay this charge, after which time we will release any remaining escrow shares. The redemption of shares for this purpose will be a taxable event to you. We will require your financial intermediary’s approval and cooperation to consider accounts controlled by the financial intermediary.

Advantage Program. Employers establishing either SIMPLE-IRAs or SEP-IRAs investing in the Funds for which SASI is the agent for the custodian may group participating employee accounts together in such a way as to result in reduced sales charges for quantity purchases. Quantity discounts under this program are based upon the current value of investments in the Funds.

Net Asset Value Purchases. You may purchase Class A shares of the Fund at net asset value if you are included in the following list and provide notice of such eligibility prior to or at the time of purchase:

•                  current and former Directors of the Fund and predecessors to the Fund;

•                  current and retired employees and Directors of Sentinel and its affiliates;

•                  National Life Insurance Company employee benefit plans;

•                  certain employees of Keane, Inc. and DST Systems, Inc. and affiliates, which provide services to Sentinel, SASI and/or SFSC;

•                  registered representatives and other employees of securities dealers that have entered into a sales agreement with SFSC;

•                  members of the immediate families of, or survivors of, all of the above mentioned individuals;

•                  non-profit organizations with which any of the above mentioned individuals are actively involved; or

•                  former shareholders of the Citizens Funds, who in those funds’ 2008 reorganization received shares of a Sentinel Fund.  This privilege is not available for shares purchased through an omnibus or other intermediary account unless the underlying investor meets this criterion and so notifies the intermediary.

Other Waivers of Front-end Loads. We also waive the front-end load where purchasers demonstrate that they are included in one of the following groups:

•                  investment advisers who place trades for their own accounts or the accounts of their clients, and who charge an investment management fee for their services, and clients of these investment advisers who place trades for their own accounts;

•                  clients of trust companies who have entered into an agreement with SFSC under which all their clients are eligible to buy Class A shares at net asset value;

•                  qualified pension, profit-sharing or other employee benefit plans whose transactions are executed through a financial institution or service organization who has entered into an agreement with SFSC to use the Fund in connection with the accounts (SFSC may pay financial intermediaries compensation up to 1% for sales of the Fund’s shares under this waiver, and a CDSC up to 1% subject to eligibility for waiver or reduction of a CDSC may apply to shares redeemed within 12 months of purchase);

•                  investors investing the proceeds of a distribution from a qualified retirement plan with assets in an omnibus account holding Class A shares of the Fund where the plan record keeper has entered into an agreement with SASI; and

•                  investors directly reinvesting qualified proceeds of redemptions of the DIF U.S. Government Portfolio shares held in accounts maintained by SASI pursuant to certain reinvestment privileges.

Reinstatement. If you sell shares or receive dividends or capital gains distributions in cash and subsequently want to reinvest your proceeds, you may do so within 90 days at net asset value, without paying any additional sales charge.

Distribution Plan

The Class A shares of the Fund have adopted a plan under Rule 12b-1 that allows the Fund to pay fees for the sale and distribution of its shares and for services provided to shareholders. The Class A shares of the Fund will pay to SFSC a monthly fee of up to a maximum annual rate of 0.25% of average daily net assets of the Fund.  Such fee reimburses SFSC for expenses actually incurred in marketing the Fund.  SFSC may pay all or a portion of these Rule 12b-1 fees to intermediaries (up to the maximum annual rate for distribution and up to 0.25% for servicing) that have an agreement with SFSC to sell shares of the Fund. No fee is paid by SFSC to intermediaries with respect to any Fund shares purchased prior to March 1, 1993.

The Fund is not assessed a 12b-1 fee with respect to shares (if any) owned by NLV Financial Corporation or its affiliates, which may result in an overall 12b-1 fee of less than the maximum for so long as the investment is maintained by NLV Financial Corporation or its affiliates.

Purchase of Fund Shares — Class C

For purchases of Class C shares, you pay the current net asset value. There is no initial sales charge. Class C shares are subject to higher distribution fees than Class A shares. Class C shares never convert to Class A shares, thus investments in Class C shares remain subject to these higher distribution fees for the entire holding period of the investment.

Contingent Deferred Sales Charge.  You will pay a CDSC in the amount of 1.00% of the lower of the purchase price or the net asset value of the shares redeemed if you redeem Class C shares in the first year after purchase, unless a waiver applies. In determining whether a CDSC is payable, we will take redemptions first from shares acquired through reinvestment of distributions, or any other shares as to which a CDSC is waived. If you redeem part of your shares, you may choose whether any CDSC due should be deducted from the redemption proceeds or your redemption request is increased by the amount of any CDSC due.  If no choice is made, we will increase the redemption amount by the amount of any CDSC due.  However, if a full account liquidation is chosen, the CDSC amount will be deducted from the redemption proceeds.  SFSC receives the entire amount of any CDSC paid.

Distribution Plan

The Class C shares of the Fund have adopted a plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares, and services provided to shareholders. The Fund pays a fee to SFSC at a maximum annual rate of up to a total of 1.00% of average daily net assets. Such fee reimburses SFSC for expenses actually incurred in marketing the Fund. In the first year after the purchase SFSC keeps this fee to recover the initial sales commission of 1.00% that it pays to the selling intermediary. In subsequent years, the entire fee may be paid to the selling intermediary for distribution or up to 0.25% for servicing.

The Fund is not assessed a 12b-1 fee with respect to shares (if any) owned by NLV Financial Corporation or its affiliates, which may result in an overall 12b-1 fee of less than the maximum for so long as the investment is maintained by NLV Financial Corporation or its affiliates.

Payments to Intermediaries.  For all sales of Class C shares, SFSC intends to make payments to selling intermediaries at the time you purchase Class C shares of amounts equal to 1.00% of the aggregate purchase amount.

Purchase of Fund Shares — Class I

There is no initial sales charge or CDSC on Class I shares. Class I shares are available for purchase only by the following:

•                  institutional investors who purchase Fund shares directly from the Fund and who make an initial investment of at least $1 million in Class I shares of the Sentinel Funds;

•                  institutional investors who invest through an intermediary that has a special agreement with SFSC to offer Class I shares and who make an initial investment of at least $1 million in Class I shares of the Sentinel Funds;

•                  investment advisory and retirement plan platforms, if such plan’s overall fee structure is designed with the intent of investing in Class I or similar classes of shares, as evidenced by the platform’s investing in the Class I or a similar class of shares of at least one other mutual fund complex which offers classes similar to the Sentinel Funds’ Class I and load-waived Class A shares, or by the platform’s investing solely in classes of shares of other mutual fund complexes that do not pay 12b-1 service fees;

•                  qualified tuition programs established under Section 529 of the Code;

•                  registered investment companies;

•                  Synovus Trust Company for trust accounts established on behalf of its clients;

•                  retirement and deferred compensation plans established for the benefit of the employees, agents or Directors of National Life Insurance Company and its affiliates;

•                  accounts that received Class I shares of a Sentinel Fund in exchange for Class A shares of a Synovus Fund in a reorganization and which continue to own such shares, but only with respect to reinvested dividends and distributions; and

•                  accounts that received Class I shares of a Sentinel Fund in exchange for shares of a Citizens Fund in a reorganization and which continue to own such shares.

Investment minimums apply to accounts held on the Fund’s records. Intermediaries that maintain omnibus accounts on the Fund’s records may establish different minimums for their clients holding through such omnibus accounts. In addition, the Fund may waive investment minimums to the extent such waivers are approved by the Fund’s Chief Compliance Officer and reported to the Fund’s Board of Directors.

Class I shares have not adopted a distribution plan under Rule 12b-1.

Capitalization

The following table sets forth, as of November 30, 2012: (a) the unaudited capitalization of each Fund and (b) the unaudited pro forma combined capitalization of the Mid Cap Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption and market activity.  No assurance can be given as to how many shares of the Mid Cap Fund will be received by Mid Cap II Fund shareholders at the Closing Date, and the information should not be relied upon to reflect the number of shares of the Combined Fund that actually will be received by Mid Cap II Fund shareholders.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Mid Cap II
Class A	$25,370,451	1,700,599	$14.92
Class C	8,798,873	628,338	14.00
Class I	21,530,443	1,403,344	15.34
Mid Cap
Class A	83,753,392	4,320,117	19.39
Class C	3,533,949	215,798	16.38
Class I	6,980,603	353,567	19.74
Pro Forma — Mid Cap(1)
Class A	109,123,843	5,628,760	19.39
Class C	12,332,822	753,095	16.38
Class I	28,511,046	1,444,082	19.74

(1)Assuming the Reorganization had taken place on November 30, 2012 and the Mid Cap Fund issued 1,308,642 Class A shares, 537,297 Class C shares and 1,090,515 Class I shares to the Mid Cap II Fund.

Shareholder Information.

As of January 11, 2013, there were 5,523,034.463 shares of the Mid Cap II Fund outstanding.  As of January 11, 2013, the Directors and officers of the Corporation as a group owned an aggregate of less that 1% of the outstanding shares of the Mid Cap II Fund.  As of January 11, 2013, no person was known by the Mid Cap II Fund to own beneficially or of record 5% or more of any class of shares of the Mid Cap II Fund except as follows:

Owner of Record	Number of Shares	Percent of Outstanding Shares Owned
UBS WM USA OMNI ACCOUNT M/F	286,708.8820	5.2%

Attn: Dept Manager 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761

First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customers 2801 Market St Saint Louis, MO 63103-2523	309,149.0650	5.6%

NFS LLC FEBO FIIOC as Agent for Qualified Employee Benefit Plans 401K FINOPS-IC Funds 100 Magellan Way KW1C Covington, KY 41015-1987	868,007.5870	15.7%

As of January 11, 2013, there were 4,835,165.690 shares of the Mid Cap Fund outstanding. As of January 11, 2013, the Directors and officers of the Corporation as a group owned an aggregate of less that 1% of the outstanding shares of the Mid Cap Fund.  As of January 11, 2013, no person was known by the Mid Cap Fund to own beneficially or of record 5% or more of any class of shares of the Mid Cap Fund except as follows:

Owner of Record	Number of Shares	Percent of Outstanding Shares Owned
Charles Schwab & Co Inc. Special Custody Account for the Exclusive Benefit of Customers Mutual Funds Dept 101 Montgomery San Francisco, CA 94104-4151	328,195.6500	6.7%

Shareholder Rights and Obligations

Both the Mid Cap II and Mid Cap Funds are series of the Corporation, a corporation organized under the laws of the state of Maryland.  Under the Corporation’s organizational documents, the Funds are authorized to issue 2,940,000,000 shares of common stock, with a par value of $.01 per share, classified and designated as described below with respect to the Mid Cap and Mid Cap II Funds:

Class A	Number of Shares Allocated
Sentinel Mid Cap Fund	45,000,000
Sentinel Mid Cap II Fund	35,000,000

Class C	Number of Shares Allocated
Sentinel Mid Cap Fund	30,000,000
Sentinel Mid Cap II Fund	35,000,000

Class I	Number of Shares Allocated
Sentinel Mid Cap Fund	40,000,000
Sentinel Mid Cap II Fund	40,000,000

With respect to each Fund, shares of the same class within such Fund have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. Each Fund and class of shares within such Fund bears its own expenses related to its distribution of shares (and other expenses such as shareholder or administrative services) and each class has exclusive voting rights with respect to matters relating to the service and/or distribution expenditures of such class.

There are no preemptive rights in connection with shares of the Mid Cap II or Mid Cap Funds.  When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of Mid Cap Fund, issued in the connection with the Reorganization), all shares are fully paid and non-assessable.

Dividends, Capital Gains and Taxes

The Mid Cap and Mid Cap II Funds distribute net investment income, if any, and net realized capital gains, if any, annually.  Distributions of any net realized capital gains for a fiscal year are generally paid in December, following the November 30 fiscal year-end.  You may elect to receive all or any part of your dividends and/or capital gains distributions in cash, shares of your Fund, or shares of the same class of another Sentinel Fund. Unless you elect otherwise, your dividends and capital gains distributions will be reinvested in shares of the same Fund. If you elect to receive dividends and capital gains distributions in cash, you will only receive a check if the distribution amount exceeds $10.00. If the distribution is $10.00 or less, the amount will automatically be reinvested. If you would like to receive cash distributions, regardless of the amount, you can establish an electronic funds transfer to your bank. If you elect to receive distributions by check, in its discretion the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if a distribution check remains uncashed and outstanding for six months or the post office is unable to deliver the check to you. No interest will accrue on amounts represented by uncashed dividend or other distribution checks. To change the current option for payment of dividends and capital gains distributions or to establish electronic funds transfer please call 1-800-282-FUND (3863). If your mailing address is not within the U.S. or a U.S. military address, you must receive your distributions by check.

You will pay tax on dividends and capital gains distributions from the Funds whether you receive them in cash, additional shares or shares of another Sentinel Fund. Capital gains may be taxable to you at different rates depending on how long the Fund held the assets sold.  If you redeem Fund shares or exchange them for shares of another Fund, any gain on the transaction may be subject to tax.  In addition, a Fund is generally required by law to provide you and the

Internal Revenue Service with cost basis information on the sale or redemption of any of your shares in the Fund acquired on or after January 1, 2012 (including distributions that are reinvested in additional shares of a Fund). Certain dividend income received by a Fund during taxable years beginning before January 1, 2013, including dividends received from qualifying foreign corporations and long-term capital gains, are eligible for taxation at a reduced rate that applies to individual shareholders. However, to the extent a Fund’s distributions are derived from income on debt securities and non-qualifying dividends of foreign corporations and/or short-term capital gains, its distributions will not be eligible for this reduced tax rate.

If you are neither a tax resident nor a citizen of the U.S. or if you are a foreign entity, the Funds’ ordinary dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, for taxable years of a Fund beginning before January 1, 2012, certain distributions reported by a Fund as either interest related dividends or short-term capital gain dividends and paid to a foreign shareholder would be eligible for an exemption from U.S. withholding tax.

Dividends and interest received by the Funds may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes.

By law, your redemption proceeds and dividends of ordinary income and capital gains will be subject to a withholding tax if you are not a corporation and have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

Recently enacted legislation will impose a 30% withholding tax on dividends paid after December 31, 2013 and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions (as defined in Section 1471(d)(4) of the Code) unless they agree to collect and disclose to the IRS information regarding their direct and indirect United States account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect United States owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

Other recently enacted legislation will impose a 3.8% medicare tax on the net investment income (which includes taxable dividends and gain recognized on a redemption of shares) of certain individuals, trusts and estates, for taxable years beginning after December 31, 2012.

This section summarizes some of the consequences under current federal tax law of investment in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in any of the Funds under all applicable tax laws.

Shareholder Proposals

The Funds do not hold regular annual meetings of shareholders. As a general matter, the Mid Cap Fund does not intend to hold future regular annual or special meetings of its shareholders unless the election of directors is required by the 1940 Act.  Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of either Fund should send such proposal to Sentinel Group Funds, Inc., Attn: Secretary, One National Life Drive,

Montpelier, VT 05604.  To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of a Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

EXHIBIT A

COMPARISON OF PRINCIPAL INVESTMENT OBJECTIVES,

STRATEGIES AND POLICIES

This table will help you compare the principal investment objectives, strategies and policies of each Fund.

Mid Cap II Fund	Mid Cap Fund

Principal Investment Objective	Principal Investment Objective

The Fund seeks long-term capital appreciation.	The Fund seeks growth of capital.

Principal Investment Strategies	Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in mid-capitalization companies. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days’ prior written notice to the Fund’s shareholders. For this purpose, mid-capitalization companies are considered to be companies that have, at the time of purchase, market capitalizations between $500 million and $25 billion.

Same as Mid Cap II Fund

The Fund seeks to invest primarily in common stocks of mid-capitalization companies that Sentinel believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued.

Same as Mid Cap II Fund

The Fund may invest up to 25% of its assets in stocks of companies within a single industry. Although the Fund may invest in any economic sector, and it attempts to be well-balanced across major economic sectors, at times it may emphasize one or more particular sectors.

Same as Mid Cap II Fund

For portfolio construction purposes, the Fund uses the Standard & Poor’s MidCap 400 Index as a sector-weighting guide, generally using a plus or minus 25% weighting.	Same as Mid Cap II Fund

Mid Cap II Fund	Mid Cap Fund

The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.	Same as Mid Cap II Fund

The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so. The Fund may participate in a securities lending program.

Same as Mid Cap II Fund

The Fund may invest up to 25% of its net assets in repurchase agreements, provided the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

Same as Mid Cap II Fund

The Fund may also invest in other investment companies, including exchange-traded funds, to the extent permitted by the 1940 Act.	Same as Mid Cap II Fund

The Fund is classified as a non-diversified fund, meaning that it may hold fewer securities than a diversified portfolio and may take larger positions in individual securities.	The Fund is classified as a diversified fund.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund’s assets from a temporary unacceptable risk of loss. If the Fund takes a

Same as Mid Cap II Fund

Mid Cap II Fund	Mid Cap Fund

temporary defensive position, it may not achieve its investment objective.

The Fund may sell a security when the portfolio managers believe it is overvalued, if the original investment premise is no longer true, if the market cap exceeds a specified threshold and/or if the holding size exceeds the portfolio managers’ company or sector weighting guidelines. The Fund may also sell a security generally to meet redemptions.

Same as Mid Cap II Fund

EXHIBIT B

FUNDAMENTAL INVESTMENT POLICIES

The Funds have the following fundamental investment policies:

Each Fund’s principal investment objective is a fundamental investment policy.

In addition, each Fund may not:

•                  Borrow except from banks in an amount up to 5% of a Fund’s total assets for temporary or emergency purposes or to meet redemption requests that might otherwise require the untimely disposition of securities;

•                  Purchase securities on margin;

•                  Deal in real estate, except that the Funds may, to the extent permitted by applicable law and as disclosed in the Prospectus and Statement of Additional Information, invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

•                  Underwrite securities of other issuers except insofar as the Funds technically may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) in selling portfolio securities;

•                  Purchase from or sell to any officer, director or employee of the Corporation, Sentinel, SFSC or a subadviser (or any of their officers or directors) any securities other than Fund shares;

•                  Invest in oil, gas or other mineral exploration or development programs or leases;

•                  Invest more than 5% of its net assets in warrants valued at the lower of cost or market, or more than 2% of its net assets in warrants that are not listed on either the New York Stock Exchange or the NYSE Amex;

•                  Invest for the purposes of exercising control or management; or

•                  Make short sales of securities.

The Mid Cap Fund also:

•                  May not invest more than 25% of its assets in securities of companies within a single industry;

•                  May not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

•                  May not invest in restricted securities;

•                  May not invest in illiquid securities; and

•                  May not invest more than 5% of its assets in a single issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities.

B-1

The Mid Cap II Fund also:

•                  May not invest more than 25% of its assets in securities of companies within a single industry;

•                  May not invest more than 15% of its net assets in restricted securities; and

•                  May not invest more than 15% of its net assets in illiquid securities.

B-2

EXHIBIT C

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION is dated as of January 18, 2013 (this “Plan”), and has been adopted by the Board of Directors (“Board”) of Sentinel Group Funds, Inc., a Maryland corporation (the “Corporation”), to provide for the Reorganization (as defined below) of the Sentinel Mid Cap II Fund (the “Mid Cap II Fund”) into the Sentinel Mid Cap Fund (the “Mid Cap Fund”).  The Mid Cap II Fund and the Mid Cap Fund are sometimes referred to collectively as the “Funds” and, individually, as a “Fund.”  The shares of the Mid Cap Fund are designated into three classes: Class A, Class C and Class I.  Class A shares of the Mid Cap Fund will be received, as described below, by the Mid Cap II Fund Class A shareholders.  Class C shares of the Mid Cap Fund will be received, as described below, by the Mid Cap II Fund Class C shareholders.  Class I shares of the Mid Cap Fund will be received, as described below, by the Mid Cap II Fund Class I shareholders.  The shares of the Mid Cap Fund are the “Mid Cap Fund Shares.”

PRELIMINARY STATEMENTS

A. Each Fund is a series of the Corporation, which is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”).

B. The Board has approved this Plan and determined that the Reorganization is advisable and in the best interests of the Corporation and each Fund and that the interests of the existing shareholders of each Fund would not be diluted as a result of its Reorganization.

C.  This Plan is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (“Code”).

PROVISIONS

1. PLAN OF REORGANIZATION.

(a) As of the Effective Time (as that term is defined in Paragraph 11), the Mid Cap II Fund will assign, deliver and otherwise transfer substantially all of its assets and good and marketable title to the assets, free and clear of all liens, encumbrances and adverse claims except as provided in this Plan, and assign all liabilities, other than those (if any) for which specific reserves have been set aside, to the Mid Cap Fund.  The Mid Cap Fund shall acquire these assets and shall assume these liabilities in exchange for the issuance to the Mid Cap II Fund of full and fractional newly-issued shares of common stock of the Mid Cap Fund.  In the course of the Reorganization, the Mid Cap II Fund will distribute the shares of the Mid Cap Fund received by it to its shareholders.  The shares of the Mid Cap Fund to be distributed to Mid Cap II Fund shareholders will be of the same class and have the same aggregate net asset value as such shareholders’ interest in the Mid Cap II Fund that are held as of the Valuation Time (as that term is defined in Paragraph 3) . These transactions are referred to as the “Reorganization.”  In this Plan, any references to the Mid Cap Fund or the Mid Cap II Fund taking action shall mean and include all necessary actions of the Corporation on behalf of the Mid Cap Fund or the Mid Cap II Fund, respectively, unless the context of this Plan or the 1940 Act requires otherwise.

(b) The assets and liabilities of each class of the Mid Cap II Fund shall be exclusively assigned to and assumed by the corresponding class of the Mid Cap Fund.  All assigned debts, liabilities, obligations and duties of each class of the Mid Cap II Fund, to the extent that they exist at or after the Effective Time, shall after the Effective Time, attach to the corresponding class of the Mid Cap Fund Shares and may be enforced against such class of the Mid Cap Fund to the same extent as if the same had been incurred by the Mid Cap Fund.  If the Mid Cap II Fund is unable to make delivery of any of its portfolio securities, pursuant to this Paragraph, to the Mid Cap Fund because any of such securities purchased by the Mid Cap II Fund have not yet been delivered to it by the Mid Cap II Fund’s broker or brokers, then, in lieu of such delivery, the Mid Cap II Fund shall deliver to the Mid Cap Fund, with respect to these securities, executed copies of an agreement of assignment and due bills executed on behalf of the broker or brokers, together with any other documents as may be required by the Mid Cap Fund, including brokers’ confirmation slips.

(c) In determining contingent deferred sales charges applicable to Mid Cap Fund Shares issued in the Reorganization, the Mid Cap Fund shall give each holder thereof credit for the period during which such holder held the shares of the Mid Cap II Fund, in exchange for which such Mid Cap Fund Shares were issued. In addition, front-end sales charges will not apply to shares of the Mid Cap Fund issued to the Mid Cap II Fund shareholders in the Reorganization.

2.  TRANSFER OF ASSETS.  The assets of the Mid Cap II Fund to be acquired by the Mid Cap Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), goodwill, and intangible property, and deferred or prepaid expenses, as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Mid Cap II Fund, and other property owned by the Mid Cap II Fund as of the Effective Time, other than cash in an amount necessary to pay any accrued but unpaid liabilities of the Mid Cap II Fund.

3.  VALUATION OF ASSETS AND LIABILITIES.  With respect to the Mid Cap II Fund, the value of its assets and liabilities shall be the value of such assets and liabilities computed as of the time at which its net asset value is calculated at the close of business on the New York Stock Exchange, usually 4:00 p.m., Eastern Time, on the business day immediately prior to the Effective Time (the “Valuation Time”).  In determining the value of the securities transferred by the Mid Cap II Fund to the Mid Cap Fund, each security shall be priced in accordance with the pricing policies and procedures of the Mid Cap Fund as described in its then-current Prospectus and Statement of Additional Information.

4.  STATE FILINGS.  Prior to the Effective Date, (i) the Mid Cap II Fund shall make any filings with the State of Maryland that are required under the laws of the state of Maryland to be made prior to Closing, and (ii) the Mid Cap Fund shall make any filings with the State of Maryland that are required under the laws of the state of Maryland.

5.  LIQUIDATION AND TERMINATION OF THE MID CAP II FUND. As promptly as practicable after the Effective Time of the Reorganization, the Mid Cap II Fund shall distribute, in complete liquidation of the Mid Cap II Fund, pro rata to its shareholders of record, determined as of the close of business at the Valuation Time, all of the Mid Cap Fund Shares received by the Mid Cap II Fund.  As promptly as practicable after the Effective Time of the Reorganization and the consummation of the transactions described in Paragraph 1 of this Plan, the Corporation shall take such additional steps as are necessary to liquidate, redeem all outstanding shares of stock of the Mid Cap II Fund and terminate the Mid Cap II Fund as a series of the Corporation.

6.  TRANSFER TAXES.  Any transfer taxes payable upon the issuance of the Mid Cap Fund Shares in a name other than the registered holder of the Mid Cap II Fund shares on the books of the Mid Cap II Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Mid Cap Fund Shares are to be issued and transferred.

7.  TAX REPRESENTATION.  Each of the Mid Cap II Fund and the Mid Cap Fund represents to the other that, for each of its taxable years (including, in the case of the Mid Cap II Fund, the period ending on the Effective Date of the Reorganization) such Fund has met or expects to meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and has satisfied the distribution requirements imposed by the Code for each of its taxable years and has been eligible to and has computed its federal income tax under Section 852 of the Code.

8.  REPRESENTATIONS OF THE MID CAP II FUND. The Corporation, on behalf of the Mid Cap II Fund, represents and warrants, to Mid Cap Fund, as follows:

(a) The Corporation is a corporation that is duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Mid Cap II Fund is a duly established, separate series of the Corporation. The Corporation is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Mid Cap II Fund. The Corporation, on behalf of the Mid Cap II Fund, has all material federal, state and local authorizations necessary to own all of its properties and the assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Mid Cap II Fund.

(b) The Corporation is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Company is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to Mid Cap II Fund.

(c) The Registration Statement on Form N-14 and the Combined Prospectus/Information Statement contained therein as so amended or supplemented (the “Registration Statement”), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Effective Date, conforms and will conform, as it relates to Mid Cap II Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to Mid Cap II Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Corporation with respect to Mid Cap II Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Effective Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The audited financial statements of the Mid Cap II Fund as of November 30, 2012 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by PricewaterhouseCoopers LLP, and such statements fairly reflect the financial condition and the results of operations of the Mid Cap II Fund as of such date and the results of operations and changes in net assets for the periods indicated.

(e) There have been no changes in the financial position of the Mid Cap II Fund as reflected in the audited financial statements as of November 30, 2012, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of the Mid Cap II Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph (d) above, there has been no material adverse change in Mid Cap II Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Mid Cap II Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph (e), a decline in the net asset value of the Mid Cap II Fund due to declines in the value of the Mid Cap II Fund’s assets, the discharge of the Mid Cap II Fund’s liabilities or the redemption of the Mid Cap II Fund shares by Mid Cap II Fund shareholders shall not constitute a material adverse change.

(f) As of the date hereof and at the Effective Date, all federal and other tax returns and reports of the Mid Cap II Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Mid Cap II Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(g)  All issued and outstanding shares of common stock of the Mid Cap II Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933, as amended (“1933 Act”), and applicable state securities laws and are, and on the Effective Date will be, duly authorized and validly issued, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights.  The Mid Cap II Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Mid Cap II Fund and has no outstanding securities convertible into any shares of the Mid Cap II Fund.

(h) At the Effective Date, the Corporation will have good and marketable title to the assets to be transferred to the Mid Cap Fund pursuant to paragraph 2, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Mid Cap Fund has received notice and which have been taken into account in the net asset valuation of the Mid Cap II Fund, and, upon delivery of the assets, the Mid Cap Fund will acquire good and marketable title to the assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Mid Cap Fund.

(i) The Corporation has the power to enter into this Agreement with respect to the Mid Cap II Fund and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein with respect to the Mid Cap II Fund have been duly authorized by all necessary action on the part of the directors of the Corporation. This Agreement constitutes a valid and binding obligation of the Corporation, enforceable in accordance with its terms, and no other corporate action or proceedings by the Corporation are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(j) The Mid Cap II Fund has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”) as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

(k) Except for the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Corporation on behalf of the Mid Cap II Fund of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity is required for the consummation by the Corporation on behalf of the Mid Cap II Fund of the transactions contemplated by this Agreement.

(l) Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the assets as of the Valuation Time, the Mid Cap II Fund shall have declared a dividend or dividends or other distribution or distributions, with a record and ex-dividend date prior to the valuation of the assets, which, together with all previous dividends and distributions, shall have the effect of distributing to Mid Cap II Fund shareholders all of the Mid Cap II Fund’s investment company taxable income for all taxable periods ending on or before the Effective Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Effective Date and all of its net capital gains realized in all taxable periods ending on or before the Effective Date (after reduction for any capital loss carry forward).

9.  REPRESENTATIONS OF THE MID CAP FUND. The Corporation, on behalf of the Mid Cap Fund, represents and warrants, to Mid Cap II Fund, as follows:

(a) The Corporation is a corporation that is duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Mid Cap Fund is a duly established, separate series of the Corporation. The Corporation is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Mid Cap Fund. The Corporation, on behalf of the Mid Cap Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Mid Cap Fund.

(b) The Corporation is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Corporation is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Mid Cap Fund.

(c) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Effective Date, conforms and will conform, as it relates to the Corporation and the Mid Cap Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Corporation and the Mid Cap Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph (c) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Mid Cap II Fund furnished to the Mid Cap Fund by the Corporation, on behalf of the Mid Cap II Fund. Any written information furnished by the Corporation with respect to the Corporation and the Mid Cap Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Effective Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The audited financial statements of the Mid Cap Fund as of November 30, 2012 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by PricewaterhouseCoopers LLP, and such statements (true and complete copies of which have been furnished to the Corporation) fairly reflect the financial condition and the results of operations of the Mid Cap Fund as of such date and the results of operations and changes in net assets for the periods indicated.

(e) There have been no changes in the financial position of the Mid Cap Fund as reflected in the audited financial statements of the Mid Cap Fund as of November 30, 2012, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of the Mid Cap Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph (d) above, there have been no material adverse changes in Mid Cap Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Mid Cap Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph (e), a decline in the net asset value of the Mid Cap Fund due to declines in the value of the Mid Cap Fund’s assets, the discharge of the Mid Cap Fund liabilities or the redemption of the Mid Cap Fund shares by Mid Cap Fund shareholders shall not constitute a material adverse change.

(f) As of the date hereof and at the Effective Date, all federal and other tax returns and reports of the Mid Cap Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Mid Cap Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(g)  All issued and outstanding shares of the Mid Cap Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act, and applicable state securities laws and are, and on the Effective Date will be, duly authorized and validly issued, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights.  The Mid Cap Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Mid Cap Fund and has no outstanding securities convertible into any shares of the Mid Cap Fund.

(h) At the Effective Date, the Corporation, on behalf of the Mid Cap Fund, will have good and marketable title to all of its assets, and full right, power and authority to sell, assign, transfer and deliver such assets, free of any lien or other encumbrance, except those liens or encumbrances as to which The Mid Cap II Fund has received notice at or prior to the Effective Date.

(i) The Corporation has the power with respect to the Mid Cap Fund to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement with respect to the Mid Cap Fund and consummation of the transactions contemplated herein with respect to the Mid Cap Fund have been duly authorized by all necessary action on the part of the directors of the Corporation. This Agreement constitutes a valid and binding obligation of the Corporation, enforceable in accordance with its terms, and no other corporate action or proceedings by the Corporation are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(j) The Mid Cap Fund Shares to be issued by the Corporation and delivered for the account of the Mid Cap II Fund shareholders pursuant to the terms of this Agreement will, at the Effective Date, have been duly authorized. When so issued and delivered, the Mid Cap Fund Shares will be duly and validly issued and will be fully paid and nonassessable (except as disclosed in the Corporation’s prospectus).

(k) The Mid Cap Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code through the Effective Date and expects to continue to so qualify thereafter; and has satisfied the distribution requirements imposed by the Code for each of its taxable years and expects to continue to satisfy them.

(l) No consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Corporation on behalf of the Mid Cap Fund of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity is required for the consummation by the Corporation of the transactions contemplated by this Agreement.

10.  CONDITIONS OF THE REORGANIZATION. Consummation of the Reorganization is subject to the following conditions:

(a)  SHARES TO BE ISSUED UPON THE REORGANIZATION.  The issuance of the Mid Cap Fund Shares will have been duly authorized and, when issued in accordance with the Plan and the resolutions of the Board authorizing their issuance, will be validly issued, fully paid, and non-assessable.  The Mid Cap Fund Shares will be duly registered in conformity with applicable federal and state securities laws.  No shareholder of the Mid Cap Fund shall have any preemptive right of subscription or purchase with respect to the applicable Mid Cap Fund Shares.

(b)  MARKETABLE TITLE TO ASSETS. The Mid Cap II Fund will have, as of the Effective Time, good and marketable title to, and full right, power and authority to sell, assign, transfer, and deliver, the assets to be transferred to the Mid Cap Fund.  Upon delivery and payment for these assets, the Mid Cap Fund will have good and marketable title to the assets without restriction on the transfer of the assets.

(c)  TAXES.  As of the Effective Time, all federal and other tax returns and reports of each Fund required by law to have been filed shall have been filed by the date required by law (including any extensions and are or will be correct in all material respects, and all federal and other taxes (including backup withholding and other withholding taxes) shown or required to be shown as due on such returns or reports or otherwise due shall have been paid so far as due, or provision shall have been made for the payment of them, and to the best of the Corporation’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of those returns.

(d)  OPINION OF COUNSEL.  The Corporation shall have received opinions of counsel, with respect to the Reorganization, based upon customary representations and assumptions, in form reasonably satisfactory to the Corporation and dated as of the Effective Time of the Reorganization, to the effect that:

(1)         the issuance of the Mid Cap Fund Shares to be issued to the Mid Cap II Fund, as provided for by this Plan, have been duly authorized and upon issuance pursuant to the terms of this Plan and the resolutions of the Board authorizing their issuance against payment of the consideration set forth in this Plan, such shares will be validly issued, fully paid, and non-assessable, and no shareholder of the Mid Cap Fund has any preemptive right to subscription or purchase of such Mid Cap Fund Shares under the Corporation’s Charter or the Maryland General Corporation Law;

(2)         the Mid Cap Fund Shares and Mid Cap II Fund Shares are duly classified as shares of a series of common stock of the Corporation.

(3)         the consummation of the transactions contemplated by this Plan will not violate the Charter or Bylaws; and

(4)         to the knowledge of such counsel no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Corporation of the transactions contemplated by this Plan, except such as may be required under state securities laws, rules, and regulations.

Such opinion may state that such opinion is solely for the benefit of the Corporation and its Board and officers.  In giving such opinion, counsel may rely upon officers’ certificates and certificates of public officials.

(e)  The Corporation shall have received on or before the Effective Time opinions of counsel satisfactory to the Corporation, based upon customary representations and assumptions, substantially to the effect that the Reorganization qualifies as a tax-free reorganization within the meaning of Section 368(a)(1) of the Code that the Mid Cap II Fund and the Mid Cap Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code, and that the Reorganization will have the following federal income tax consequences for the Mid Cap II Fund’s shareholders, the Mid Cap II Fund, and the Mid Cap Fund:

(1)         The acquisition by the Mid Cap Fund of substantially all of the assets of the Mid Cap II Fund and the assumption by the Mid Cap Fund of the assumed liabilities, as described in the Plan, will constitute a reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986 (the “Code”) and the Mid Cap Fund and the Mid Cap II Fund will each be a “party to a reorganization” within the meaning of section 368(b) of the Code;

(2)         No gain or loss will be recognized by the Mid Cap II Fund upon the transfer of its assets in exchange solely for the Mid Cap Fund Shares and the assumption by the Mid Cap Fund of its liabilities or on the distribution of the Mid Cap Fund Shares to Mid Cap II Fund shareholders;

(3)         No gain or loss will be recognized by the Mid Cap Fund on receipt of the Mid Cap II Fund’s assets and the assumption by the Mid Cap Fund of the Mid Cap II Fund’s liabilities in exchange for Mid Cap Fund Shares;

(4)         No gain or loss will be recognized by the Mid Cap II Fund’s shareholders on the receipt of the Mid Cap Fund Shares;

(5)         The tax basis of the assets acquired by the Mid Cap Fund in the Reorganization will be the same as the tax basis of those assets to the Mid Cap II Fund immediately before the Reorganization;

(6)         The aggregate basis of the Mid Cap Fund Shares, both full and fractional, received by the Mid Cap II  Fund’s shareholders will be the same as the aggregate basis of the Mid Cap II  Fund Shares;

(7)         The holding period of the Mid Cap Fund Shares, both full and fractional, received by the Mid Cap II  Fund’s shareholders will include the holding period of the Mid Cap II Fund Shares, provided that the Mid Cap II Fund Shares were held as capital assets on the date of Reorganization;

(8)         The Mid Cap Fund’s holding period for the assets acquired from the Mid Cap II Fund will include the period during which such assets were held by the Mid Cap II Fund;

(9)         The Mid Cap Fund will succeed to and take into account certain tax attributes of the Mid Cap II  Fund, subject to the limitations of the Code.  The tax year of the Mid Cap II Fund will end on the date of its Reorganization.

(f)  With respect to the Reorganization, the Board, at a meeting duly called for such purpose, shall have (1) approved this Plan and the transactions contemplated herein, and (2) authorized the issuance of the applicable Mid Cap Fund Shares as of the Effective Time pursuant to the terms and provisions of this Plan.

(g)  The Corporation will not take any action or cause any action to be taken that is inconsistent with the treatment of the Reorganization as a “reorganization” within the meaning of Section 368(a) of the Code or results in the failure of the Reorganization to qualify as a “reorganization” with the meaning of Section 368(a) of the Code. At or prior to the Effective Time, the Corporation will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to deliver the tax opinions contemplated in this Plan, including providing a certificate to counsel containing such customary factual representations as counsel shall have reasonably requested

(h)  Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets pursuant to Section 3 of this Agreement, the Mid Cap II Fund shall declare a dividend or dividends, with a record and ex-dividend date prior to the valuation of the assets, which together with all previous dividends shall have the effect of distributing to shareholders of the Mid Cap II Fund all of its investment company taxable income for all taxable periods ending on or before the Effective Time (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Section 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Effective Time, and all of its net capital gain realized in all taxable periods ending on or before the Effective Time (after reduction for any capital loss carryforward).

11.  EFFECTIVE TIME OF THE REORGANIZATION.  The exchange of the Mid Cap II Fund’s assets for the Mid Cap Fund Shares shall be as of the close of the New York Stock Exchange on March 28, 2013, or at such other time and date as fixed by the Board or any duly authorized officer of the Corporation (the “Effective Time”).

12.  TERMINATION.  The Reorganization may be terminated and abandoned at any time prior to the Effective Time if circumstances should develop that, in the opinion of the Board or an authorized officer of the Corporation, make proceeding with the Reorganization inadvisable.  In the event of any such termination, there shall be no liability for damages on the part of the Mid Cap Fund, the Mid Cap II Fund, the Corporation, or the Corporation’s Board or officers.

13.  AMENDMENT AND WAIVER. This Plan may be amended, modified, or supplemented at any time (to the fullest extent permitted by law) in such manner as may be mutually agreed upon in writing by officers of the Corporation on behalf of the Mid Cap Fund and the Mid Cap II Fund, and any duly authorized officer of the Corporation may waive any condition to the consummation of the Reorganization if, in its or such officer’s judgment, such waiver will not have a material adverse effect on the interests of the shareholders of each Fund.

14.  FEES AND EXPENSES.  The Mid Cap II Fund and the Mid Cap Fund shall bear expenses incurred in connection with the Reorganization related to fees of the Securities and Exchange Commission and any state securities commission, transfer agency fees, auditing fees associated with each Fund’s financial statements, portfolio transfer taxes (if any), and expenses relating to the printing and mailing the Combined Prospectus/Information Statement included in the Registration Statement, which expenses will be allocated equally among the Funds.  Sentinel Asset Management, Inc. shall bear all legal fees incurred in connection with the Reorganization, including those related to the preparation and distribution of materials to the Board, those related to the preparation of this Agreement and the Registration Statement, and those incurred in connection with obtaining an opinion of counsel as to certain tax and other matters referred to in Paragraph 10.

15.  GOVERNING LAW. This Plan shall be governed and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

SENTINEL GROUP FUNDS, INC., on behalf of the Sentinel Mid Cap II Fund

/s/ John Birch

John Birch
Chief Financial Officer

SENTINEL GROUP FUNDS, INC., on behalf of the Sentinel Mid Cap Fund

/s/ John Birch

John Birch
Chief Financial Officer

APPENDIX A

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Mid Cap Fund’s financial performance for the past five years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions. Per share data is calculated utilizing average daily shares outstanding.  Information provided for each fiscal year-end has been audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Funds, is included in the Fund’s Annual Report to Shareholders, which is available upon request.

			Income From Investment Operations			Less Distributions
Fund/ Share Class	Fiscal year (period ended)	Net asset value, beginning of period	Net investment income (loss)	Net gains or losses on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from realized gains)	Total distributions	Net asset value, end of period
Mid Cap Class A
	11/30/08	$19.66	$(0.15)	$(8.85)	$(9.00)	$—	$—	$—	$10.66
	11/30/09	10.66	(0.08)	2.88	2.80	—	—	—	13.46
	11/30/10	13.46	(0.09)	2.79	2.70	—	—	—	16.16
	11/30/11	16.16	(0.11)	1.83	1.72	—	—	—	17.88
	11/30/12	17.88	(0.09)	1.60	1.51	—	—	—	19.39
Mid Cap Class C
	11/30/08	17.82	(0.31)	(7.95)	(8.26)	—	—	—	9.56
	11/30/09	9.56	(0.25)	2.55	2.30	—	—	—	11.86
	11/30/10	11.86	(0.28)	2.43	2.15	—	—	—	14.01
	11/30/11	14.01	(0.30)	1.58	1.28	—	—	—	15.29
	11/30/12	15.29	(0.28)	1.37	1.09	—	—	—	16.38
Mid Cap Class I
	11/30/08	19.69	(0.07)	(8.90)	(8.97)	—	—	—	10.72
	11/30/09	10.72	(0.04)	2.89	2.85	—	—	—	13.57
	11/30/10	13.57	(0.04)	2.83	2.79	—	—	—	16.36
	11/30/11	16.36	(0.05)	1.85	1.80	—	—	—	18.16
	11/30/12	18.16	(0.04)	1.62	1.58	—	—	—	19.74

Appendix A-1

Ratios/Supplemental Data
Fund/ Share Class	Total return (%)*		Net assets at end of period (000 omitted)	Ratio of expenses to average net assets (%)	Ratio of expenses to average net assets before custodian fee credits (%)**	Ratio of expenses to average net assets before contractual and voluntary expense reimbursements (%)***	Ratio of net investment income (loss) to average net assets (%)	Ratio of net investment income (loss) to average net assets before contractual and voluntary expense reimbursements (%)***	Portfolio turnover rate (%)
Mid Cap Class A
	(45.78)		$70,098	1.44	1.45	1.45	(0.86)	(0.86)	82
	26.27		74,507	1.67	1.67	1.67	(0.67)	(0.67)	63
	20.06		85,756	1.50	1.50	1.50	(0.64)	(0.64)	33
	10.64	#	86,126	1.43	1.43	1.43	(0.61)	(0.61)	42
	8.45		83,753	1.41	1.41	1.41	(0.49)	(0.49)	25
Mid Cap Class C
	(46.35)		2,203	2.57	2.57	2.57	(1.99)	(1.99)	82
	24.06		2,383	3.36	3.36	3.36	(2.35)	(2.35)	63
	18.13		2,689	3.07	3.07	3.07	(2.21)	(2.21)	33
	9.14	#	3,724	2.80	2.80	2.80	(1.98)	(1.98)	42
	7.13		3,534	2.64	2.64	2.64	(1.73)	(1.73)	25
Mid Cap Class I
	(45.56)		4,551	0.98	0.99	0.99	(0.40)	(0.40)	82
	26.59		5,611	1.36	1.36	1.36	(0.36)	(0.36)	63
	20.56		6,543	1.10	1.10	1.10	(0.25)	(0.25)	33
	11.00	#	7,086	1.09	1.09	1.09	(0.28)	(0.28)	42
	8.70		6,981	1.12	1.12	1.12	(0.20)	(0.20)	25

* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and a redemption on the last day of the period. Neither an initial sales charge nor a CDSC is reflected in the calculation of total return. Total returns would have been lower in applicable years where the Advisor had not waived a portion of its fee.

** The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian, if applicable.

*** Expense reductions are comprised of the contractual and voluntary expense reimbursements.

# Includes the impact of proceeds received and credited to the Funds resulting from class action settlements, which enhanced the performance for the Sentinel Mid Cap Fund Class A by 0.08%, Sentinel Mid Cap Fund Class C by 0.08% and Sentinel Mid Cap Fund Class I by 0.06% for the fiscal year ended November 30, 2011.

Per share net investment (income) loss and net realized and unrealized gains (losses) for each Fund are calculated utilizing the average shares method unless otherwise noted.

Amounts designated as “-” are either zero or represent less than $0.005 or $(0.005).

Appendix A-2

STATEMENT OF ADDITIONAL INFORMATION

FEBRUARY 22, 2013

SENTINEL MID CAP FUND

A SERIES OF

SENTINEL GROUP FUNDS, INC.

SENTINEL MID CAP II FUND

A SERIES OF

SENTINEL GROUP FUNDS, INC.

One National Life Drive

Montpelier, VT 05604

1-800-282-3863

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Prospectus/Information Statement dated February 22, 2013 (the “Combined Prospectus/Information Statement”) for the Mid Cap Fund and the Mid Cap II Fund, each a series of Sentinel Group Funds, Inc. (the “Corporation”).  Copies of the Combined Prospectus/Information Statement may be obtained at no charge by writing to the Sentinel Funds at One National Life Drive, Montpelier, VT 05604 or by calling 1-800-282-3863.  Unless otherwise indicated, capitalized terms used in this Statement of Additional Information and not otherwise defined have the same meanings as are given to them in the Combined Prospectus/Information Statement.

This Statement of Additional Information contains information which may be of interest to shareholders of Mid Cap II Fund relating to the Reorganization, but which is not included in the Combined Prospectus/Information Statement.  As described in the Combined Prospectus/Information Statement, the Reorganization would involve the transfer of substantially all of the assets, and the assumption of certain stated liabilities, of Mid Cap Fund II in exchange for shares of Mid Cap Fund.  Mid Cap Fund II would distribute Mid Cap Fund shares it receives to its shareholders in complete liquidation of Mid Cap II Fund.

The Funds will furnish, without charge, a copy of their most recent Annual Report and/or Semi-Annual Report.  Requests should be directed to the Sentinel Funds at One National Life Drive, Montpelier, VT 05604 or by calling 1-800-282-3863.

Table of Contents

ADDITIONAL INFORMATION ABOUT SENTINEL MID CAP FUND AND SENTINEL MID CAP II FUND	2
FINANCIAL STATEMENTS	3

ADDITIONAL INFORMATION ABOUT SENTINEL MID CAP FUND AND SENTINEL MID CAP II FUND

Further information about each of the Mid Cap Fund and Mid Cap II Fund, each a series of the Corporation, is contained in and incorporated by reference to the Statement of Additional Information dated March 29, 2012, as supplemented June 30, 2012, as it may be further amended and/or supplemented from time to time.  Management’s discussion of fund performance, audited financial statements and related report of the independent registered public accounting firm for the Funds are contained in the Sentinel Funds’ Annual Report for the fiscal year ended November 30, 2012 and are incorporated in this Statement of Additional Information by reference.  No other parts of the Sentinel Funds’ Annual Report are incorporated by reference in this Statement of Additional Information.

2

Pro Forma Financial Statements

Combined Fund

Fiscal Period Ended November 30, 2012

FINANCIAL STATEMENTS

Unaudited pro forma financial statements for the Combined Fund are provided on the following pages.  The pro forma financial statements are presented as of November 30, 2012.

The unaudited pro forma portfolio of investments and pro forma statement of assets and liabilities reflect financial positions as if the transaction occurred on November 30, 2012. The unaudited pro forma statement of operations reflects expenses for the twelve months ended November 30, 2012.  The pro forma financial statements give effect to the proposed exchange of shares of the Mid Cap Fund for the assets and certain stated liabilities of the Mid Cap II Fund, with Mid Cap Fund being the surviving entity.  The proposed transaction will be accounted for as a tax-free reorganization in accordance with accounting principles generally accepted in the United States.  The historical cost basis of the investments is carried over to the surviving entity.  It is not anticipated that the Mid Cap Fund will sell any securities of the Mid Cap II Fund acquired in the Reorganization other than in the ordinary course of business.

Statement of Assets and Liabilities	Target Fund Mid Cap II	Survivor Fund Mid Cap	Pro Forma Adjustments		Pro Forma Combined

Assets
Investments at value	$56,662,419	$94,223,379			$150,885,798
Receivable for fund shares sold	30,294	154,299			184,593
Receivable for interest	84	24			108
Receivable for dividends	91,217	147,788			239,005
Receivable from investment advisor	5,834				5,834
Total Assets	56,789,848	94,525,490	—		151,315,338

Liabilities

Payable for securities purchased	16,440	32,880			49,320
Payable for fund shares repurchased	956,181	45,955			1,002,136
Accrued expenses	117,460	178,711			296,171
Total Liabilities	1,090,081	257,546	—		1,347,627

Net Assets Applicable to All Outstanding Shares	$55,699,767	$94,267,944			$149,967,711

Class A Shares
Net Assets Applicable to Class A Shares /	$25,370,451	$83,753,392			$109,123,843
Shares Outstanding	1,700,599	4,320,117	(391,956	)(a)	5,628,760
Net Asset Value per Share	$14.92	19.39			$19.39

Class C Shares
Net Assets Applicable to Class C Shares /	$8,798,873	$3,533,949			$12,332,822
Shares Outstanding	628,338	215,798	(91,041	)(a)	753,095
Net Asset Value per Share **	$14.00	$16.38			$16.38

Class I Shares
Net Assets Applicable to Class I Shares /	$21,530,443	$6,980,603			$28,511,046
Shares Outstanding	1,403,344	353,567	(312,829	)(a)	1,444,082
Net Asset Value per Share	$15.34	$19.74			$19.74

Sum of Net Assets for all classes	$55,699,767	$94,267,944			$149,967,711

3

(a) The Pro Forma Combined Statements of Assets and Liabilities assumes the issuance of additional shares of  the  Mid Cap Fund as if the reorganization had taken place on November 30, 2012 and are based on the net asset value of  the Mid Cap Fund.

Statement of Operations	Target Fund Mid Cap II	Survivor Fund Mid Cap	Pro Forma Adjustments		Pro Forma Combined
Investment Income
Income:
Dividends	$997,571	$903,205			$1,900,776
Interest	1,248	2,786			4,034
Total Income	998,819	905,991	—		1,904,810

Expenses:
Management advisory fees	665,793	691,026	(44,117	)(a)	1,312,702
Transfer agent fees	201,880	305,706	(71,500	)(b)	436,086
Custodian fees	24,100	14,075	(12,000	)(b)	26,175
Distribution fees Class A	103,101	244,147	(37,395	)(c)	309,853
Distribution fees Class C	114,713	38,798	—		153,511
Accounting and administration services	31,635	35,197	—		66,832
Auditing fees	10,600	9,150	(6,000	)(b)	13,750
Legal fees	3,000	4,300	(2,000	)(b)	5,300
Reports and notices to shareholders	18,550	25,700	(10,000	)(b)	34,250
Registration and filing fees	44,351	36,981	(30,050	)(b)	51,282
Director’s and Chief Compliance Officer fees	9,794	11,340	(4,000	)(b)	17,134
Other expenses	3,233	4,046	(2,400	)(b)	4,879
Total Expenses	1,230,750	1,420,466	(219,462)		2,431,754
Expense Reimbursement	(80,992)	—	80,992	(d)	—
Net Expenses	1,149,758	1,420,466	(138,470)		2,431,754

Net Investment Income (Loss)	$(150,939)	$(514,475)	$138,470		$(526,944)

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on investments	30,579,962	7,861,954	—		38,441,916
Change in unrealized appreciation (depreciation) of investments	(25,316,874)	551,274	—		(24,765,600)
Net Realized and Unrealized Gain (Loss) on Investments	5,263,088	8,413,288	—		13,676,316

Change in Net Assets resulting from Operations	$5,112,149	$7,898,753	$138,470		$13,149,372

4

(a) Management fees decreased based upon contract in effect for the Mid Cap Fund.

(b) Decrease due to the elimination of duplicative expenses by merging funds.

(c) 12B-1 changed on Class A shares from 30 bp to 25 bp on June 30, 2012.

(d) Expense cap no longer necessary following merger.

	% of	Target Fund Mid Cap II		Survivor Fund Mid Cap		Pro Forma Combined
Schedule of Investments	Net Assets	Shares	Market Value	Shares	Market Value	Shares	Market Value
Common Stocks	89.4%
Consumer Discretionary	12.9%
Ascena Retail Group, Inc.*		30,890	620,889	51,320	1,031,532	82,210	1,652,421
BorgWarner, Inc.*		5,730	379,899	9,380	621,894	15,110	1,001,793
Dana Holding Corp.		28,873	409,419	47,360	671,565	76,233	1,080,984
Darden Restaurants, Inc.		8,230	435,202	13,380	707,534	21,610	1,142,736
Dick’s Sporting Goods, Inc.		14,920	783,449	24,690	1,296,472	39,610	2,079,921
Dollar Tree, Inc.*		11,110	463,731	17,850	745,059	28,960	1,208,790
Hanesbrands, Inc.*		13,910	502,151	22,950	828,495	36,860	1,330,646
Jarden Corp.		10,230	541,269	16,730	885,184	26,960	1,426,453
John Wiley & Sons, Inc.		6,560	280,112	10,660	455,182	17,220	735,294
LKQ Corp.*		30,190	661,765	49,640	1,088,109	79,830	1,749,874
Morningstar, Inc.		5,850	373,406	9,600	612,768	15,450	986,174
Penn National Gaming, Inc.*		7,090	360,314	11,050	561,561	18,140	921,875
PVH Corp.		6,330	725,355	10,330	1,183,715	16,660	1,909,070
Texas Roadhouse, Inc.		24,240	402,627	39,830	661,576	64,070	1,064,203
Tractor Supply Co.		4,260	381,781	6,980	625,548	11,240	1,007,329
			7,321,369		11,976,194		19,297,563
Consumer Staples	2.9%
Church & Dwight Co., Inc.		13,910	753,226	22,280	1,206,462	36,190	1,959,688
Energizer Holdings, Inc.		4,560	363,706	7,530	600,593	12,090	964,299
Flowers Foods, Inc.		23,650	556,721	38,718	911,421	62,368	1,468,142
			1,673,653		2,718,476		4,392,129
Energy	6.5%

5

	% of	Target Fund Mid Cap II		Survivor Fund Mid Cap		Pro Forma Combined
Schedule of Investments	Net Assets	Shares	Market Value	Shares	Market Value	Shares	Market Value
Core Laboratories NV		5,120	528,282	7,920	817,186	13,040	1,345,468
Dril-Quip, Inc.*		6,030	424,331	10,040	706,515	16,070	1,130,846
Oil States Int’l., Inc.*		5,040	356,429	7,460	527,571	12,500	884,000
Plains Exploration & Production Co.*		20,350	726,495	33,400	1,192,380	53,750	1,918,875
SM Energy Co.		6,770	336,401	10,120	502,863	16,890	839,264
Superior Energy Services, Inc.*		31,070	631,032	51,230	1,040,481	82,300	1,671,513
Tidewater, Inc.		12,120	543,703	19,870	891,368	31,990	1,435,071
Weatherford Int’l. Ltd.*		16,040	166,976	26,330	274,095	42,370	441,071
			3,713,649		5,952,459		9,666,108
Financials	11.6%
Affiliated Managers Group, Inc.*		4,230	545,120	6,850	882,760	11,080	1,427,880
City National Corp.		12,330	600,348	20,160	981,590	32,490	1,581,938
East West Bancorp, Inc.		28,590	604,678	46,290	979,033	74,880	1,583,711
Endurance Specialty Holdings Ltd.		10,390	417,678	17,090	687,018	27,480	1,104,696
Everest Re Group Ltd.		5,420	587,907	9,070	983,823	14,490	1,571,730
HCC Insurance Holdings, Inc.		18,740	691,131	31,150	1,148,812	49,890	1,839,943
Invesco Ltd.		27,450	685,976	41,190	1,029,338	68,640	1,715,314
MSCI, Inc.*		12,080	350,320	17,750	514,750	29,830	865,070
Raymond James Financial, Inc.		18,960	715,740	30,670	1,157,792	49,630	1,873,532
Signature Bank*		7,860	551,458	12,780	896,645	20,640	1,448,103
WR Berkley Corp.		9,500	377,625	15,530	617,318	25,030	994,943
Zions Bancorporation		26,750	536,873	44,080	884,686	70,830	1,421,559
			6,664,854		10,763,565		17,428,419
Health Care	13.0%
Bio-Rad Laboratories, Inc.*		3,770	393,927	6,170	644,703	9,940	1,038,630
Catamaran Corp.*		5,132	249,877	8,164	397,505	13,296	647,382
Dentsply Int’l., Inc.		14,790	587,163	23,540	934,538	38,330	1,521,701
Endo Pharmaceuticals
Holdings, Inc.*		15,220	436,205	24,590	704,750	39,810	1,140,955
Henry Schein, Inc.*		6,600	533,082	10,900	880,393	17,500	1,413,475
Hologic, Inc.*		16,880	322,070	26,530	506,192	43,410	828,262
IDEXX Laboratories, Inc.*		5,510	515,020	8,770	819,732	14,280	1,334,752
Illumina, Inc.*		8,230	442,033	13,030	699,841	21,260	1,141,874
Life Technologies Corp.*		13,490	665,732	21,420	1,057,077	34,910	1,722,809
Masimo Corp.*		26,420	547,422	43,030	891,582	69,450	1,439,004
Mednax, Inc.		9,130	721,270	14,470	1,143,130	23,600	1,864,400
Mettler-Toledo Int’l., Inc.*		2,430	454,629	3,860	722,167	6,290	1,176,796
Resmed, Inc.*		15,050	618,405	24,710	1,015,334	39,760	1,633,739
Techne Corp.		6,540	463,686	10,510	745,159	17,050	1,208,845
Varian Medical Systems, Inc.*		7,960	550,514	13,020	900,463	20,980	1,450,977
			7,501,035		12,062,566		19,563,601
Industrials	18.7%
Ametek, Inc.		14,865	554,910	24,350	908,986	39,215	1,463,896
BE Aerospace, Inc.*		9,610	455,130	14,530	688,141	24,140	1,143,271
Cintas Corp.		13,040	540,378	21,250	880,600	34,290	1,420,978
Copart, Inc.*		11,110	335,633	18,330	553,749	29,440	889,382
Donaldson Co., Inc.		18,640	625,931	30,770	1,033,257	49,410	1,659,188
Flowserve Corp.		4,970	688,593	8,050	1,115,327	13,020	1,803,920
Genesee & Wyoming, Inc.*		6,470	471,986	10,220	745,549	16,690	1,217,535
IDEX Corp.		17,050	766,398	27,710	1,245,565	44,760	2,011,963
IHS, Inc.*		7,570	697,500	12,230	1,126,872	19,800	1,824,372

6

	% of	Target Fund Mid Cap II		Survivor Fund Mid Cap		Pro Forma Combined
Schedule of Investments	Net Assets	Shares	Market Value	Shares	Market Value	Shares	Market Value
Jacobs Engineering Group, Inc.*		12,760	522,394	21,030	860,968	33,790	1,383,362
JB Hunt Transport Services, Inc.		8,100	481,545	12,730	756,799	20,830	1,238,344
Joy Global, Inc.		12,010	684,450	19,600	1,117,004	31,610	1,801,454
MSC Industrial Direct Co., Inc.		7,970	579,100	13,120	953,299	21,090	1,532,399
Quanta Services, Inc.*		25,590	661,757	40,520	1,047,847	66,110	1,709,604
Regal-Beloit Corp.		9,320	650,070	14,850	1,035,787	24,170	1,685,857
Ritchie Bros Auctioneers, Inc.		14,240	326,238	23,290	533,574	37,530	859,812
Roper Industries, Inc.		4,090	456,158	6,700	747,251	10,790	1,203,409
Stericycle, Inc.*		6,127	572,691	10,038	938,252	16,165	1,510,943
Waste Connections, Inc.		19,756	650,368	32,410	1,066,937	52,166	1,717,305
			10,721,230		17,355,764		28,076,994
Information Technology	17.0%
Altera Corp.		16,340	529,253	26,260	850,561	42,600	1,379,814
ANSYS, Inc.*		8,850	587,021	14,570	966,428	23,420	1,553,449
Citrix Systems, Inc.*		4,430	270,939	7,330	448,303	11,760	719,242
Dolby Laboratories, Inc.*		14,680	489,872	23,350	779,189	38,030	1,269,061
F5 Networks, Inc.*		3,150	295,092	5,110	478,705	8,260	773,797
FLIR Systems, Inc.		16,540	337,416	27,300	556,920	43,840	894,336
Informatica Corp.*		14,630	393,108	22,000	591,140	36,630	984,248
Jack Henry & Associates, Inc.		10,600	412,022	17,280	671,674	27,880	1,083,696
Microchip Technology, Inc.		14,970	455,387	24,790	754,112	39,760	1,209,499
Micros Systems, Inc.*		13,850	601,921	22,870	993,930	36,720	1,595,851
NeuStar, Inc.*		16,630	668,526	27,400	1,101,480	44,030	1,770,006
Nuance Communications, Inc.*		25,880	575,571	42,710	949,870	68,590	1,525,441
Open Text Corp.*		12,040	691,216	19,780	1,135,570	31,820	1,826,786
Plantronics, Inc.		14,580	490,325	24,020	807,793	38,600	1,298,118
Power Integrations, Inc.		18,490	575,224	29,380	914,012	47,870	1,489,236
QLIK Technoligies, Inc.*		24,000	465,120	38,210	740,510	62,210	1,205,630
Riverbed Technology, Inc.*		28,990	518,921	47,750	854,725	76,740	1,373,646
Semtech Corp.*		24,440	668,434	40,230	1,100,290	64,670	1,768,724
Trimble Navigation Ltd.*		11,730	652,657	19,290	1,073,296	31,020	1,725,953
			9,678,025		15,768,508		25,446,533
Materials	5.0%
Airgas, Inc.		5,840	517,249	8,360	740,445	14,200	1,257,694
AptarGroup, Inc.		12,360	589,201	20,360	970,561	32,720	1,559,762
Ecolab, Inc.		6,400	461,312	10,390	748,911	16,790	1,210,223
Rockwood Holdings, Inc.*		14,990	687,591	23,820	1,092,624	38,810	1,780,215
Steel Dynamics, inc.		51,310	662,925	84,600	1,093,032	135,910	1,755,957
			2,918,278		4,645,573		7,563,851
Telecommunication Services	0.5%
tw telecom, Inc.*		11,820	303,656	19,140	491,707	30,960	795,363

Utilities	1.3%
ITC Holdings Corp.		8,980	705,379	14,860	1,167,253	23,840	1,872,632

Total Domestic Common Stocks			51,201,128		82,902,065		134,103,193

Domestic Exchange Traded Funds	1.6%
Index	1.6%
iShares Russell Midcap
Growth Index Fund				500	31,050	500	31,050

7

	% of	Target Fund Mid Cap II		Survivor Fund Mid Cap		Pro Forma Combined
Schedule of Investments	Net Assets	Shares	Market Value	Shares	Market Value	Shares	Market Value
SPDR S&P MidCap 400 ETF Trust*		2,340	426,699	11,050	2,014,968	13,390	2,441,667
Total Domestic Exchange
Traded Funds			426,699		2,046,018		2,472,717

Foreign Stocks & ADR’s	2.1%
Israel	1.3%
NICE Systems Ltd. ADR*		21,450	724,581	35,310	1,192,772	56,760	1,917,353
United Kingdom
Shire Ltd. ADR	0.8%	5,460	472,999	8,480	734,622	13,940	1,207,621
Total Foreign Stocks & ADR’s			1,197,580		1,927,394		3,124,974

Real Estate Investment Trusts	1.3%
Financials	1.3%
Digital Realty Trust, Inc.		5,480	353,679	8,490	547,944	13,970	901,623
Home Properties, Inc.(a)		6,530	384,552	10,710	630,712	17,240	1,015,264
Total Real Estate
Investment Trusts			738,231		1,178,656		1,916,887

Institutional Money Market Funds	0.8%
State Street Institutional US
Government Money Market Fund		598,805	598,805	619,331	619,331	1,218,136	1,218,136

	% of	Target Fund Mid Cap II		Survivor Fund Mid Cap		Pro Forma Combined
Schedule of Investments	Net Assets	Par	Market Value	Par	Market Value	Par	Market Value
BMW U.S. Capital Corp.
0.12%, 12/05/12				1,850,000	1,849,975	1,850,000	1,849,975
U.S. Government Obligations	4.2%
U.S. Government Agency Obligations	1.7%
Federal National Mortgage Association	1.7%
Agency Discount Notes:
0.08%, 12/05/12				2,500,000	2,499,978	2,500,000	2,499,978

U.S. Treasury Obligations	2.5%
U.S. Treasury Bill 0.07%, 12/06/12		2,500,000	2,499,976			2,500,000	2,499,976
0.095%, 12/13/12				1,200,000	1,199,962	1,200,000	1,199,962
Total U.S. Treasury Obligations			2,499,976		1,199,962		3,699,938

Total U.S. Government Obligations			2,499,976		3,699,940		6,199,916

8

	% of	Target Fund Mid Cap II		Survivor Fund Mid Cap		Pro Forma Combined
Schedule of Investments	Net Assets	Par	Market Value	Par	Market Value	Par	Market Value
Total Investments at Market Value			56,662,419		94,223,379		150,885,798

Total Investments at Cost			53,494,090		74,172,648		127,666,738

(*) Non-income producing.

(a) Return of Capital paid during the fiscal period.

ADR - American Depository Receipt

SPDR — Standard & Poor’s Depository Receipts

Notes to Pro Forma Financial Statements

1. BASIS OF COMBINATION: The Pro Forma Combined Statement of Assets and Liabilities, Pro Forma Combined Statement of Operations and Pro Forma Combined Schedule of Investments give effect to the proposed reorganization of the Mid Cap II and Mid Cap Fund. The proposed reorganization will be accounted for by the method of accounting for tax-free reorganizations of investment companies. The reorganization provides for the transfer of  the assets and liabilities of the Mid Cap II to the  Mid Cap, with the Class A shares, Class C shares and Class I shares of the Mid Cap II reorganizing with and into the Class A shares, Class C shares and Class I shares, respectively, of the Mid Cap Fund will be the accounting survivor.

The pro forma combined statements should be read in conjunction with the historical financial statements of the Mid Cap II Fund and the Mid Cap Fund and the notes thereto incorporated by reference in the Registration Statement filed on Form N-14. The Mid Cap II Fund and Mid Cap Fund are both open-end management investment companies registered under the Investment Company Act of 1940, as amended.

2. PRO FORMA ADJUSTMENTS: Statement specific pro forma adjustments are listed at the end of each  Pro Forma Combined Statement or Schedule.

3. SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of significant accounting policies followed by the acquirer, Mid Cap Fund, which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A.  USE OF ESTIMATES-- The financial statements have been prepared in conformity with GAAP, which requires management to make certain estimates and assumptions at the date of the financial statements that affect the reported amounts and disclosures on the financial statements. Actual results could differ from the estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

B. SECURITY VALUATION-- Equity securities that are traded on a national or foreign securities exchange and over-the-counter (“OTC”) securities listed in the NASDAQ National Market System are valued at the last reported sales price or official closing price on the principal exchange on which they are traded on the date of determination as of the close of business of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day that the NYSE is open for business. Foreign equity securities traded on a foreign securities exchange are subject to fair value pricing when appropriate, using valuations provided by an independent pricing service. Securities for which no sale was reported on the valuation date are valued at the mean between the last reported bid and asked prices. OTC securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed-income securities with original maturities of greater than 60 days, including short-term securities with more than 60 days left to maturity, are valued on the basis of valuations provided by an independent pricing service. The mean between the bid and asked prices is generally used for valuation purposes. Short-term

9

securities with original maturities of less than 60 days are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. Investments in mutual funds are valued at the net asset value per share on the day of valuation. Investments in exchange traded derivatives are valued at the settlement price determined by the relevant exchange. Investments in non-exchange traded derivatives are valued on the basis of prices supplied by an independent pricing service, if available, or quotes obtained from brokers and dealers. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund’s pricing time but after the close of the securities’ primary markets, will be fair valued under procedures adopted by the Funds’ Board of Directors (the “Board”). The Board has delegated this responsibility to a valuation committee, subject to its review and supervision. The Sentinel Valuation Committee (the “Committee”) is comprised of senior representatives of Sentinel Asset Management, Inc. (“SAMI”, a subsidiary of NLV Financial Corporation). The Committee’s responsibilities include making determinations regarding Level 3 fair value measurements and/or providing recommendations for approval to the Board.

C. SECURITY TRANSACTIONS AND RELATED INCOME-- For purposes of the Funds’ financial statements, securities transactions are accounted for on trade date. For purposes of calculating the net asset values (NAVs), securities transactions are accounted for on the next business day following trade date (trade date plus one). Under certain circumstances, exceptions are made so that purchases and sales are booked on trade date. These exceptions include:

(1) when trades occur on a day that happens to coincide with the last business day of a calendar month; or

(2) on occasion, if Sentinel Administrative Services, Inc. (“SASI”), the Funds’ administrator, believes significant price movements are deemed large enough to impact the calculation of the net asset value per share.

Interest income is recorded on the accrual basis, which includes the amortization of bond premiums on fixed-income securities. Dividend income is recorded on the ex-dividend date when verified by two independent sources and adjusted daily for foreign tax withholding, reclaims and currency fluctuations, when applicable. The cost of securities sold is determined, and realized gains and losses are computed, using the identified cost method. Market discount and original issue discount are accreted to income. Distributions received from the Funds’ investments in real estate investment trusts (“REITs”) and master limited partnerships often include a “return of capital” which is recorded by the Funds as a reduction of the cost basis of the securities held.

D. EXPENSES-- Direct expenses of a Fund are charged to that Fund while common expenses of  Sentinel Group Funds, Inc. are allocated proportionately based upon the Funds’ respective average net assets or number of shareholder accounts. Expenses not charged to a specific Class of each Fund are allocated on the basis of daily net assets or number of shareholder accounts on a pro rata basis. Class specific expenses such as 12b-1 distribution fees, blue sky registration fees, certain transfer agency fees and NASDAQ listing fees are charged to the appropriate class.

E. CLASSES— In addition to the application of Class specific expenses outlined above, investment income and realized and unrealized gains and losses are allocated pro rata based on the value of shares outstanding for each Class within a Fund.

F. DIVIDENDS AND DISTRIBUTIONS--The Funds declare and distribute net investment income, if any, annually, as a dividend to shareholders. Any net realized capital gains on sales of securities for all Funds are distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally

10

accepted  in the United States of America. These differences are primarily due to differing treatments for mortgage-backed securities, foreign currency transactions, and the reclassification of net investment losses to paid-in-capital.

G.  PORTFOLIO RE-POSITIONING — The Reorganization will not require the Mid Cap II Fund or Mid Cap Fund to dispose of a material portion of its portfolio securities prior to the Reorganization due to non-conformance of those securities with the investment objectives, policies or limitations of the Mid Cap Fund, nor will the Reorganization require the Mid Cap II Fund or Mid Cap Fund to sell acquired portfolio securities, other than in the ordinary course of business, in order to rebalance its portfolio to comply with the prospectus limitations of the Mid Cap Fund.  The Mid Cap Fund may experience temporary increased portfolio turnover as a result of re-positioning of the portfolio of a securities it receives in the Reorganization, which may result in the realization of capital gains or losses.  However, we cannot be certain of the impact of such re-positioning nor do we expect that such re-positioning would affect a material percentage of the portfolio.  In addition, the Mid Cap Fund will be subject to certain restrictions regarding the sale of portfolio securities it receives from the Mid Cap II Fund for a limited period of time in connection with the Reorganization being classified as tax-free for U.S. federal income tax purposes.

11

Part C

Other Information

ITEM 15.  Indemnification

Reference is made to Article Eighth of the Articles of Amendment and Restatement of the Registrant, incorporated by reference to Exhibit (a) to this Registration Statement, and to Bylaw XI (“Bylaw XI”) of the Amended and Restated Bylaws of the Registrant incorporated by reference to Exhibit (b) to this Registration Statement.

Section 1 (Mandatory Indemnification; Success on Merits or Otherwise) of Bylaw XI provides that to the extent that a director, officer, employee or agent of the Registrant has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Bylaw XI, or in defense of any claim, issue or matter raised therein, he shall be indemnified by the Registrant against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.

Section 2 (Mandatory Indemnification; Direct Actions) of Bylaw XI provides that any person who was or is a party or is threatened to be made a party to any threatened or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Registrant) by reason of the fact that he is or was a director, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, shall be indemnified by the Registrant against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Registrant, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall be adjudged liable to the Registrant or any of its security holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the Registrant, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

Section 3 (Mandatory Indemnification; Suits By or in the Right of the Registrant) of Bylaw XI provides that any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Registrant to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Registrant or is or was serving at the request of the Registrant as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, shall be indemnified by the Registrant against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant and except that (i) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of duty to the Registrant unless and only to the extent that the court in which such action or suit was brought or any other court of equity in the county where the Registrant has its principal office shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for those expenses which the court considers proper, and (ii) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Registrant by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4 (Determination) of Bylaw XI provides that any indemnification under Bylaw XI (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Bylaw XI. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who are neither “interested persons” of the Registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940 nor parties to the action, suit or proceeding (“disinterested, non-party directors”) or (ii) by an independent legal counsel (not including a counsel who does work for either the Registrant, its adviser or principal underwriters, or persons affiliated with these persons) in a written opinion.

Section 5 (Advance of Expenses) of Bylaw XI provides that expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Registrant in advance of the final disposition of such action, suit or proceeding as authorized in the manner described in [Section 4 above], provided either (i) the indemnitee shall provide a security for his undertaking to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Registrant as authorized by Bylaw XI, (ii) the Registrant shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

ITEM 16.   Exhibits

1.	(a)	Articles of Amendment and Restatement effective January 26, 2006 (8)
	(b)	Articles of Correction effective March 15, 2006 (7)
	(c)	Articles Supplementary (adding Growth Leaders Fund) effective March 15, 2006 (7)
	(d)	Articles Supplementary (adding Capital Growth Fund) effective March 15, 2006 (7)
	(e)	Certificate of Correction effective May 24, 2006 (9)
	(f)	Articles Supplementary (adding Class C shares - Government Securities and Short Maturity Government Fund) effective June 1, 2006 (9)
	(g)	Articles Supplementary (adding Class I shares to Common Stock and Government Securities Funds) effective March 28, 2007 (12)
	(h)	Articles Supplementary (adding the Georgia Municipal Bond Fund) effective March 28, 2007 (12)
	(i)	Articles Supplementary (adding the Mid Cap Value Fund) effective March 28, 2007 (12)
	(j)	Articles Supplementary (redesignating Capital Opportunity as Capital Growth) effective April 2, 2007 (19)
	(k)	Articles Supplementary (adding Class I shares to Balanced, Capital Growth, Growth Leaders, International Equity and Mid Cap Growth Funds) effective June 19, 2007 (15)
	(l)	Certificate of Correction effective July 23, 2007(I shares) (15)

	(m)	Articles Supplementary (adding Sentinel Responsible Investing (SRI) Core Opportunities & Sentinel Responsible Investing (SRI) Emerging Companies) effective November 13, 2007 (16)
	(n)	Articles Supplementary (increased authorized shares and designating additional shares to Small Company Fund) effective January 28, 2008 (19)
	(o)	Articles of Amendment (renaming Sentinel Responsible Investing (SRI) Core Opportunities & Sentinel Responsible Investing (SRI) Emerging Companies) effective March 25, 2008 (20)
	(p)	Articles of Amendment (Sustainable Growth Opportunities name change) effective as of December 18, 2008 (21)
	(q)	Articles Supplementary (designating additional shares to Small Company Fund) effective as of January 5, 2009 (21)
(r)

Articles Supplementary (reclassify and designate Sentinel Government Money Market Fund Class A shares as Sentinel Small Company Fund Class I shares and Sentinel Short Maturity Government Fund Class A shares) effective as of June 10, 2009 (22)

	(s)	Articles Supplementary (reclassify Sentinel Sustainable Core Opportunities Fund Class C shares and Sentinel Sustainable Growth Opportunities Fund Class C shares) effective as of September 9, 2009 (22)
	(t)	Articles of Amendment (renaming the Sentinel Mid Cap Growth Fund) effective as of March 29, 2010 (23)
	(u)	Articles of Amendment (renaming the Sentinel Conservative Strategies Fund) (27)
	(v)	Articles Supplementary (adding Class I shares to Conservative Strategies Fund and adding Total Return Bond Fund) (26)
	(w)	Articles Supplementary (reclassifying shares of Sentinel Mid Cap II Fund as Sentinel Conservative Strategies Fund) effective March 23, 2012 (29)
	(x)	Articles of Amendment (renaming the Sentinel Sustainable Growth Opportunities Fund) (29)
2.	(a)	Amended and Restated By-Laws of the Registrant dated March 16, 2006 (8)
(b)

Sections II, VII, IX, XII and XVI of Registrant’s Amended and Restated Bylaws dated March 16, 2006 are incorporated herein by reference to Exhibit (b)(1) of Post-Effective Amendment No. 109 to Registrant’s Registration Statement on Form N-1A filed on March 30, 2006 and Sections 5th and 7th of the Articles of Amendment and Restatement effective January 26, 2006 incorporated herein by reference to Exhibit (a)(1) of Post-Effective Amendment No. 109 to Registrant’s Registration Statement on Form N-1A filed on March 30, 2006.

3.		Not applicable
4.		Agreement and Plan of Reorganization dated January 18, 2013
5.	(a)	Form of Share Certificate (5)
	(b)	New Form of Share Certificate (5)
6.	(a)	Amended and Restated Investment Advisory agreement between Registrant and Sentinel Asset Management, Inc. dated as of April 4, 2008 (20)
	(b)	Advisory Agreement Amendment between Registrant and Sentinel Asset Management, Inc. dated as of December 17, 2010 (28)
	(c)	Amended and Restated Investment Advisory Agreement between Registrant and Sentinel Asset Management, Inc. dated as of August 15, 2007 (Conservative Allocation Fund) (15)
	(d)	Investment Sub-Advisory Agreement between Sentinel Asset Management, Inc. and GLOBALT, Inc. dated as of May 4, 2007 (13)
7.	(a)	Distribution Agreement between the Registrant and Sentinel Financial Services Company (“SFSC”), dated as of March 1, 1993 (2)
	(b)	Form of Dealer Agreement (29)
	(c)	Schedule A to Dealer Agreement, effective as of March 29, 2012 (29)
8	(a)	Registrant has provided health care and insurance benefits to certain retirees
	(b)	National Life Insurance Company 401(k) Plan (Chief Compliance Officer) (12)
	(c)	National Life Insurance Company Pension Plan (Chief Compliance Officer) (12)
	(d)	National Life Insurance Company Supplemental Pension Plan (Chief Compliance Officer) (12)
9.	(a)	Custody Agreement between Registrant, Sentinel Variable Products Trust and State Street Bank and Trust Company effective October 1, 2000 (3)
	(b)	Amendment to Custody Agreement between Registrant, Sentinel Variable Products Trust and State Street Bank and Trust Company effective March 2004 (12)
	(c)	Amendment to Custody Agreement between Registrant, Sentinel Variable Products Trust and State Street Bank and Trust Company effective March 1, 2008 (19)
	(d)	Amendment to Custody Agreement between Registrant Sentinel Variable Products Trust and State Street Bank and Trust Company, effective November 16, 2009 (22)
	(e)	Amendment to Custody Agreement between Registrant and SVPT and State Street Bank and Trust Company effective December 15, 2010 (27)
	(f)	Custody fee schedule effective April 1, 2008 (19)
10.	(a)	Class A Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, as amended through March 15, 2007 (12)
	(b)	Sentinel Short Maturity Government Fund Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, as amended through March 15, 2007 (14)
	(c)	Class C Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, as amended through March 15, 2007 (12)
	(d)	Class S Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, as amended through March 15, 2007 (12)
11.	(a)	Opinion and Consent of Counsel
12.		Opinion and Consent of Counsel on Tax Matters*
13.	(a)	Fee Agreement (Class I Shares of Covered Funds) (29)
	(b)	Fee Agreement (Mid Cap II) (29)
14.		Consent of Independent Registered Public Accounting Firm (PwC — New York)
15.		Annual Report of the Registrant (30)

*	To be filed by subsequent amendment

(1)	Incorporated by reference to the Post-Effective Amendment No 77 to the Registration Statement filed on Form N-1A on March 28, 1997
(2)	Incorporated by reference to Post-Effective Amendment No. 89 to the Registration Statement filed on Form N-1A on March 30, 2000.
(3)	Incorporated by reference to Post-Effective Amendment No. 103 to the Registration Statement filed on Form N-1A on September 29, 2005.
(4)	Incorporated by reference to Post-Effective Amendment No. 105 to the Registration Statement filed on Form N-1A on

December 19, 2005.
(5)	Incorporated by reference to Post Effective Amendment No. 106 to the Registration Statement filed on Form N-1A on December 23, 2005.
(6)	Incorporated by reference to Post Effective Amendment No. 1 to the Form N-14 filed on Form N-1A on January 23, 2006.
(7)	Incorporated by reference to Post Effective Amendment No. 107 to the Registration Statement filed on Form N-1A on March 17, 2006.
(8)	Incorporated by reference to Post Effective Amendment No. 109 to the Registration Statement filed Form N-1A on March 30, 2006.
(9)	Incorporated by reference to Post Effective Amendment No. 110 to the Registration Statement filed Form N-1A on June 1, 2006.
(10)	Incorporated by reference to Post Effective Amendment No. 111 to the Registration Statement filed on Form N-1A on December 15, 2006.
(11)	Incorporated by reference to the Registration Statement filed on Form N-14 on December 18, 2006.
(12)	Incorporated by reference to Post Effective Amendment No. 112 to the Registration Statement filed on Form N-1A on March 30, 2007.
(13)	Incorporated by reference to Post Effective Amendment No. 114 to the Registration Statement filed on Form N-1A May 4, 2007.
(14)	Incorporated by reference to the Post Effective Amendment No. 115 to the Registration Statement filed on Form N-1A on June 28, 2007.
(15)	Incorporated by reference to the Post Effective Amendment No. 117 to the Registration Statement filed on Form N-1A on August 27, 2007.
(16)	Incorporated by reference to the Post Effective Amendment No. 118 to the Registration Statement filed on Form N-1A on November 13, 2007.
(17)	Incorporated by reference to the Post Effective Amendment No. 120 to the Registration Statement filed on Form N-1A on November 26, 2007.
(18)	Incorporated by reference to the Registration Statement filed on form N-14 on November 14, 2007.
(19)	Incorporated by reference to the Post-Effective Amendment No.121 to the Registration Statement filed on Form N-1A on March 28, 2008.
(20)	Incorporated by reference to the Post-Effective Amendment No.122 to the Registration Statement filed on Form N-1A on April 4, 2008.
(21)	Incorporated by reference to the Post-Effective Amendment No.123 to the Registration Statement filed on Form N-1A on March 31, 2009.
(22)	Incorporated by reference to the Post-Effective Amendment No.124 to the Registration Statement filed on Form N-1A on January 25, 2010.
(23)	Incorporated by reference to the Post-Effective Amendment No.125 to the Registration Statement filed on Form N-1A on March 30, 2010.
(24)	Incorporated by reference to the Post-Effective Amendment No.126 to the Registration Statement filed on Form N-1A on September 17, 2010.
(25)	Incorporated by reference to the Post-Effective Amendment No. 128 to the Registration Statement filed on Form N-1A on September 30, 2010.
(26)	Incorporated by reference to the Post-Effective Amendment No. 130 to the Registration Statement filed on Form N-1A on December 17, 2010.
(27)	Incorporated by reference to the Post-Effective Amendment No. 131 to the Registration Statement filed on Form N-1A on December 17, 2010.
(28)	Incorporated by reference to the Post-Effective Amendment No. 132 to the Registration filed on Form N-1A on March 29, 2011.
(29)	Incorporated by reference to the Post-Effective Amendment No. 135 to the Registration filed on Form N-1A on March 29, 2012.
(30)	Incorporated by reference to the Annual Report filed with the SEC on Form N-CSR on January 22, 2013.

ITEM 17.  Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Montpelier, and State of Vermont on the 23rd day of January, 2013.

SENTINEL GROUP FUNDS, INC. (Registrant)

By:	/s/ Christian W. Thwaites
Christian W. Thwaites
President & Chief Executive Officer

Each person whose signature appears below hereby authorizes Lisa Muller, Christian W. Thwaites and John Birch or any of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated below, any amendments to the Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Christian W. Thwaites
Christian W. Thwaites	Director, President & Chief Executive Officer	January 23, 2013
(Principal Executive Officer)

/s/ John Birch	Chief Financial Officer
John Birch	(Principal Financial and Accounting Officer)	January 23, 2013

/s/ Thomas H. MacLeay	Chair (Director)	January 23, 2013

/s/ Deborah G. Miller	Director	January 23, 2013

/s/ John Raisian	Director	January 23, 2013

/s/ Nancy L. Rose	Director	January 23, 2013

/s/ Richard H. Showalter, Jr.	Director	January 23, 2013

/s/ Gary Dunton	Director	January 23, 2013

/s/ Angela E. Vallot-	Director	January 23, 2013

/s/ John Pelletier	Director	January 23, 2013

Exhibits

4.		Agreement and Plan of Reorganization dated January 18, 2013
11.	(a)	Opinion and Consent of Counsel
14.		Consent of Independent Registered Public Accounting Firm (PwC — New York)